SL GREEN REALTY CORP.

FOURTH QUARTER 2017 SUPPLEMENTAL DATA

December 31, 2017

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

As of December 31, 2017, the Company held interests in 121 Manhattan buildings totaling 50.0 million square feet. This included ownership interests in 29.5 million square feet of Manhattan buildings and debt and preferred equity investments secured by 20.5 million square feet of buildings. In addition, the Company held ownership interests in 25 suburban buildings totaling 3.7 million square feet in Brooklyn, Long Island, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains a website at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter and year ended December 31, 2017 that will be released on Form 10-K to be filed on or before February 28, 2018.

Supplemental Information	2	Fourth Quarter 2017

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Summary of Ground Lease Arrangements	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Composition of Property Portfolio	31	-	38
Largest Tenants	39
Tenant Diversification	40
Leasing Activity Summary	41	-	44
Annual Lease Expirations	45	-	47

Summary of Real Estate Acquisition/Disposition Activity	48	-	52

Corporate Information	53

Non-GAAP Disclosures and Reconciliations	54

Analyst Coverage	57

Supplemental Information	3	Fourth Quarter 2017

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to those properties being stabilized for both the current and prior year. Changes to Same-Store properties in 2017 were as follows:

Added to Same-Store in 2017:	Removed from Same-Store in 2017:
30 East 40th Street	520 White Plains Road (sold)
110 Greene Street	102 Greene Street (sold)
600 Lexington Avenue	680-750 Washington Boulevard (sold)
280 Park Avenue	125 Chubb Avenue (sold)
131-137 Spring Street	16 Court Street (sold)
Stonehenge Portfolio	1515 Broadway (sold interest & deconsolidated)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs incurred during the leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Fourth Quarter 2017

FOURTH QUARTER 2017 HIGHLIGHTS Unaudited

New York, NY, January 25, 2018 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended December 31, 2017 of $28.0 million, or $0.29 per share, as compared to net income attributable to common stockholders of $44.0 million, or $0.44 per share, for the same quarter in 2016.
The Company also reported net income attributable to common stockholders for the year ended December 31, 2017 of $86.4 million, or $0.87 per share, as compared to net income attributable to common stockholders of $234.9 million, or $2.34 per share, for the same period in 2016. Net income attributable to common stockholders for the year ended December 31, 2017 includes $89.4 million, or $0.86 per share, of net gains recognized from the sale of real estate as compared to $282.1 million, or $2.69 per share, for the same period in 2016.
The Company reported funds from operations, or FFO, for the quarter ended December 31, 2017 of $161.7 million, or $1.60 per share, as compared to FFO for the same period in 2016 of $150.8 million, or $1.43 per share. FFO for the fourth quarter of 2017 included a $4.1 million charge to MG&A expenses related to forfeiture of the Company's 2014 Outperformance Plan awards, partially offset by a $3.2 million real estate tax refund that was received at 1-6 International Drive in Rye Brook, NY, following a successful appeal.
The Company also reported FFO for the year ended December 31, 2017 of $667.3 million, or $6.45 per share, as compared to FFO for the same period in 2016 of $869.9 million, or $8.29 per share. FFO for 2016 included $207.6 million, or $1.98 per share, of income related to the sale of 388-390 Greenwich Street, which was closed in the second quarter of 2016.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended December 31, 2017, the Company reported consolidated revenues and operating income of $361.3 million and $204.7 million, respectively, compared to $374.2 million and $199.5 million, respectively, for the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.1% for the quarter ended December 31, 2017, or 2.0% excluding lease termination income, as compared to the same period in 2016. For the quarter, consolidated property same-store cash NOI increased by 0.1% to $148.2 million, while unconsolidated joint venture property same-store cash NOI increased by 6.5% to $30.6 million in 2017 as compared to the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 2.0% for the year ended December 31, 2017, or 2.7% excluding lease termination income, as compared to the same period in 2016. For the year, consolidated property same-store cash NOI increased by 0.9% to $572.6 million, inclusive of the effect of expected tenant move-outs at 485 Lexington Avenue, 1515 Broadway and 220 East 42nd Street, while unconsolidated joint venture property same-store cash NOI increased by 7.8% to $116.8 million in 2017 as compared to the same period in 2016.
In the fourth quarter, the Company signed 47 office leases in its Manhattan portfolio totaling 358,135 square feet. Thirty-three leases comprising 195,887 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $76.86 per rentable square foot, representing a 12.1% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the fourth quarter was 7.9 years and average tenant concessions were 5.1 months of free rent with a tenant improvement allowance of $55.92 per rentable square foot.
During 2017, the Company signed 191 office leases in its Manhattan portfolio totaling 1,472,657 square feet. Manhattan office leasing volume for 2017 was below the Company’s goal of 1,600,000 square feet as a result of leases signed in January 2018 that were expected to be signed in December 2017. One hundred thirty-eight leases comprising 888,144 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.97 per rentable square foot, representing an 11.3% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the year ended December 31, 2017 was 8.2 years and average tenant concessions were 4.6 months of free rent with a tenant improvement allowance of $56.48 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio increased 50 basis points to 95.3% as of December 31, 2017, inclusive of 627,956 square feet of leases signed but not yet commenced, as compared to 94.8% as of September 30, 2017.
In the fourth quarter, the Company signed 22 office leases in its Suburban portfolio totaling 116,212 square feet. Fourteen leases comprising 92,684 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $34.45 per rentable square foot, representing a 3.7% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the fourth quarter was 4.6 years and average tenant concessions were 1.4 months of free rent with a tenant improvement allowance of $17.84 per rentable square foot.
During the year ended 2017, the Company signed 89 office leases in its Suburban portfolio totaling 542,084 square feet. Forty-eight leases comprising 281,396 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $33.62 per rentable square foot, representing a 2.9% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the year ended December 31, 2017 was 6.3 years and average tenant concessions were 5.1 months of free rent with a tenant improvement allowance of $25.93 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio increased 60 basis points to 87.2% as of December 31, 2017, inclusive of 8,608 square feet of leases signed but not yet commenced, as compared to 86.6% as of September 30, 2017.
Significant leases that were signed in the fourth quarter included:

•	Renewal and expansion with Consolidated Edison Solutions, Inc. for 47,868 square feet at 100 Summit Lake Drive in Valhalla, New York, for 5.9 years;

•	Renewal with Pride Technologies LLC and Pride Global Finance, LLC for 40,075 square feet at 420 Lexington Avenue, for 8.9 years;

•	New lease with Columbia Management Investment Advisors for 38,651 square feet at 485 Lexington Avenue, for 11.2 years;

Supplemental Information	5	Fourth Quarter 2017

FOURTH QUARTER 2017 HIGHLIGHTS Unaudited

•	New lease with Ankura Consulting Group, LLC for 29,574 square feet at 485 Lexington Avenue, for 15.7 years; and

•	New lease with Laidlaw & Company (UK) Ltd. for 20,987 square feet at 521 Fifth Avenue, for 10.8 years.
Marketing, general and administrative, or MG&A, expenses for the year ended December 31, 2017 were $100.5 million, or 5.3% of total combined revenues and 53 basis points of total assets, including our share of assets from unconsolidated joint ventures. MG&A expenses for 2017 included $11.6 million related to the Company's 2014 Outperformance Plan which expired valueless to the recipients.
Investment Activity
During the fourth quarter, the Company repurchased 4.9 million shares of common stock at an average price of $100.76 per share and announced that the Company's Board of Directors had authorized a $500 million increase to the size of its share repurchase program, to $1.5 billion. To date, the Company has acquired 9.3 million shares of its common stock under the program at an average price of $101.46 per share.
In January, the Company closed on the previously announced sale of 600 Lexington Avenue, a 36-story, 303,515 square foot Midtown Manhattan office building, for a gross sales price of $305.0 million, or $1,005 per square foot. The transaction generated net proceeds of $290.4 million.
In November, the Company closed on the sale of a 30% interest in 1515 Broadway, a 1.86 million-square-foot, Class-A Times Square office building, for a gross sales price of $1.950 billion, or $1,045 per square foot, pursuant to the previously announced agreement to sell interests totaling 43%. The balance of the transaction is scheduled to close in the first quarter. The two closings, in total, are expected to generate net proceeds of approximately $433.8 million.
In October, the Company closed on the previously announced sale of 125 Chubb Avenue in Lyndhurst, New Jersey, at a gross asset valuation of $29.5 million. The transaction generated net proceeds of $28.7 million.
In January, the Company, along with its joint venture partner, reached an agreement to sell 1274 Fifth Avenue, a 54-unit multifamily building know as Stonehenge on Fifth, at a gross asset valuation of $44.1 million, or $923 per square foot. The transaction is expected to close during the first quarter and generate net proceeds of approximately $4.0 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $2.27 billion at December 31, 2017, including $2.11 billion of investments at a weighted average current yield of 9.1% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.16 billion at a weighted average current yield of 8.9% that are included in other balance sheet line items for accounting purposes. The weighted average yield of 9.1% excludes our investments in 2 Herald Square, which were moved to non-accrual status in August 2017. Our investments in 2 Herald are currently the subject of an uncontested foreclosure action, for which we have received summary judgment and we expect to complete foreclosure in 2018. During the fourth quarter, the Company originated or acquired new debt and preferred equity investments totaling $447.8 million, of which $252.2 million was retained and $164.4 million of which was funded, at a weighted average current yield of 7.5%.

Financing Activity
In December, Fitch Ratings upgraded the corporate credit ratings for the Company, including the Company's Issuer Default Rating (IDR), to 'BBB' from 'BBB-' with a Rating Outlook of Stable.
In November, the Company refinanced, extended and expanded its unsecured corporate credit facility by $217 million, to $3.0 billion. The 5-year funded term loan component of the facility was increased by $117 million to $1.3 billion, the maturity date extended from June 2019 to March 2023 and the current borrowing cost reduced to 110 basis points over LIBOR. The revolving line of credit component of the facility was reduced by $100 million to $1.5 billion, the maturity date extended from March 2019 to March 2023, inclusive of as-of-right extension options aggregating 1-year, and the current borrowing cost reduced to 100 basis points over LIBOR. In addition, a new $200 million, 7-year funded term loan component was added to the facility, which matures in November 2024 and currently bears interest at 165 basis points over LIBOR.
In November, the Company, along with its joint venture partner, closed on a new mezzanine loan at 650 Fifth Avenue. The new $65.0 million loan matures in October 2022 and carries a fixed interest rate of 5.450%. The property is also financed with a $210.0 million mortgage that matures in October 2022 and bears interest at a fixed interest rate of 4.460%.
In October, the Company, along with its joint venture partner, closed on the refinancing of 1552 Broadway. The new $195.0 million mortgage has a 5-year term, as extended, bears interest at a floating rate of 2.65% over LIBOR and replaces the previous $185.4 million of indebtedness on the property that bore interest at a floating rate of 4.17% over LIBOR.
In October, the Company issued an additional $100.0 million of 4.50% senior unsecured notes due December 2022. The Notes priced at 105.334% plus accrued interest with a yield to maturity of 3.298% and generated net proceeds of $104.7 million.
In October, the Company, along with its joint venture partner, closed on the refinancing of 55 West 46th Street, known as Tower 46. The new $195.0 million mortgage, of which $167.8 million was funded at closing, has a 6-year term, as extended, bears interest at a floating rate of 2.125% over LIBOR and replaces the previous $165.6 million of indebtedness on the property that bore interest at a floating rate of 2.30% over LIBOR.
Guidance
The Company is raising its earnings guidance for the year ending December 31, 2018 by $0.05 per share after taking into consideration a $4.1 million charge taken in the fourth quarter of 2017 related to forfeiture of the Company's 2014 Outperformance Plan awards, which was previously projected to be a 2018 expense.
The Company's revised earnings guidance for the year ending December 31, 2018 is net income per share of $2.32 to $2.42, and FFO per share of $6.70 to $6.80, increased from the previous guidance range of $2.27 to $2.37 and $6.65 to $6.75 per share, respectively.

Supplemental Information	6	Fourth Quarter 2017

FOURTH QUARTER 2017 HIGHLIGHTS Unaudited

Dividends
In the fourth quarter of 2017, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.8125 per share of common stock, which was paid on January 16, 2018 to shareholders of record on the close of business on January 2, 2018; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2017 through and including January 14, 2018, which was paid on January 16, 2018 to shareholders of record on the close of business on January 2, 2018, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 25, 2018 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 3996788.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 3996788. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	7	Fourth Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Earnings Per Share
Net income available to common stockholders - diluted	$0.29	$0.40	$0.08	$0.11	$0.44
Funds from operations (FFO) available to common stockholders - diluted	$1.60	$1.49	$1.78	$1.57	$1.43

Common Share Price & Dividends
Closing price at the end of the period	$100.93	$101.32	$105.80	$106.62	$107.55
Closing high price during period	$105.01	$107.52	$109.73	$113.75	$112.89
Closing low price during period	$94.15	$95.45	$101.03	$104.62	$94.23
Common dividend per share	$0.8125	$0.775	$0.775	$0.775	$0.775

FFO payout ratio (trailing 12 months)	48.7%	49.4%	47.4%	37.2%	35.4%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	76.9%	83.0%	77.6%	63.4%	59.4%

Common Shares & Units
Common shares outstanding	92,803	97,446	98,367	100,776	100,562
Units outstanding	4,453	4,542	4,562	4,563	4,364
Total common shares and units outstanding	97,256	101,988	102,929	105,339	104,926

Weighted average common shares and units outstanding - basic	100,532	102,326	104,462	105,250	104,794
Weighted average common shares and units outstanding - diluted	100,779	102,570	104,732	105,554	105,168

Market Capitalization
Market value of common equity	$9,816,048	$10,333,424	$10,889,888	$11,231,244	$11,284,791
Liquidation value of preferred equity/units	531,734	531,884	531,884	532,009	532,009
Consolidated debt (1)	5,910,596	6,476,623	6,431,753	6,389,254	6,290,019
Consolidated market capitalization	$16,258,378	$17,341,931	$17,853,525	$18,152,507	$18,106,819
SLG share of unconsolidated JV debt	4,184,387	3,191,302	2,924,816	2,775,302	2,742,857
Market capitalization including SLG share of unconsolidated JVs	$20,442,765	$20,533,233	$20,778,341	$20,927,809	$20,849,676

Consolidated debt to market capitalization	36.4%	37.3%	36.0%	35.2%	34.7%
Debt to market capitalization including SLG share of unconsolidated JVs	49.4%	47.1%	45.0%	43.8%	43.3%

Consolidated debt service coverage (trailing 12 months)	3.07x	3.04x	3.07x	3.46x	3.39x
Consolidated fixed charge coverage (trailing 12 months)	2.60x	2.56x	2.59x	2.95x	2.91x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.60x	2.61x	2.66x	3.02x	2.97x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.26x	2.25x	2.29x	2.61x	2.58x

(1) Includes debt associated with assets held for sale.

Supplemental Information	8	Fourth Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Selected Balance Sheet Data
Real estate assets before depreciation (1)	$10,665,993	$12,013,814	$12,021,243	$12,837,493	$12,743,332
Investments in unconsolidated joint ventures	$2,362,989	$2,045,796	$2,219,371	$1,861,077	$1,890,186
Debt and preferred equity investments	$2,114,041	$2,020,739	$1,986,413	$1,627,836	$1,640,412
Cash and cash equivalents	$127,888	$241,489	$270,965	$468,035	$279,443
Investment in marketable securities	$28,579	$28,802	$29,524	$29,260	$85,110

Total assets	$13,982,904	$15,109,870	$15,309,707	$15,877,271	$15,857,787

Fixed rate & hedged debt	$4,305,165	$5,154,810	$5,190,393	$5,249,091	$5,184,434
Variable rate debt (2)	1,605,431	1,321,813	1,241,360	1,140,163	1,105,585
Total consolidated debt	$5,910,596	$6,476,623	$6,431,753	$6,389,254	$6,290,019
Deferred financing costs, net of amortization	(56,690)	(52,667)	(56,820)	(82,988)	(82,258)
Total consolidated debt, net	$5,853,906	$6,423,956	$6,374,933	$6,306,266	$6,207,761

Total liabilities	$6,629,761	$7,153,035	$7,172,522	$7,380,279	$7,330,984

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,686,521	$6,609,447	$6,532,638	$6,589,967	$6,718,900
Variable rate debt, including SLG share of unconsolidated JV debt (2)	3,408,462	3,058,478	2,823,931	2,574,589	2,313,976
Total debt, including SLG share of unconsolidated JV debt	$10,094,983	$9,667,925	$9,356,569	$9,164,556	$9,032,876

Selected Operating Data
Property operating revenues	$306,870	$319,514	$322,027	$325,521	$329,370
Property operating expenses	(138,537)	(148,394)	(140,105)	(143,882)	(147,355)
Property NOI	$168,333	$171,120	$181,922	$181,639	$182,015
SLG share of unconsolidated JV Property NOI	67,757	57,650	55,002	55,424	53,733
Property NOI, including SLG share of unconsolidated JV Property NOI	$236,090	$228,770	$236,924	$237,063	$235,748
Investment income	45,130	47,820	60,622	40,299	38,661
Other income	9,342	7,266	15,501	11,561	6,211
Marketing general & administrative expenses	(28,136)	(23,963)	(24,256)	(24,143)	(25,785)
SLG share of investment income and other income from unconsolidated JVs	6,683	4,524	5,078	5,789	6,962
Income taxes	1,432	77	2,201	559	1,707
Transaction costs, including SLG share of unconsolidated JVs	2,199	(186)	(102)	(187)	(1,638)
EBITDAre	$272,740	$264,308	$295,968	$270,941	$261,866

(1) Includes assets held for sale of $459.9 million at 12/31/2017.
(2) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2017

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016

Selected Operating Data
Property operating revenues	$285,131	$294,126	$294,596	$292,520	$297,431
Property operating expenses	120,741	130,395	120,518	125,387	124,022
Property NOI	$164,390	$163,731	$174,078	$167,133	$173,409

Other income - consolidated	$666	$1,467	$608	$2,417	$851

SLG share of property NOI from unconsolidated JVs	$67,374	$57,486	$54,856	$55,171	$53,522

Portfolio Statistics
Consolidated office buildings in service	23	24	24	24	24
Unconsolidated office buildings in service	9	7	7	7	7
	32	31	31	31	31

Consolidated office buildings in service - square footage	14,304,606	16,054,606	16,054,606	16,054,606	16,054,606
Unconsolidated office buildings in service - square footage	10,356,864	6,558,139	6,558,139	6,558,139	6,558,139
	24,661,470	22,612,745	22,612,745	22,612,745	22,612,745

Same-Store office occupancy (consolidated + JVs)	92.2%	92.1%	92.1%	93.5%	94.3%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.3%	94.8%	94.5%	95.3%	95.9%

Office Leasing Statistics
New leases commenced	24	30	34	26	11
Renewal leases commenced	12	17	11	15	10
Total office leases commenced	36	47	45	41	21

Commenced office square footage filling vacancy	58,594	118,590	118,230	114,996	17,202
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	217,384	181,974	156,558	204,076	154,379
Total office square footage commenced	275,978	300,564	274,788	319,072	171,581

Average starting cash rent psf - office leases commenced	$72.83	$71.73	$71.43	$78.11	$70.94
Previously escalated cash rent psf - office leases commenced	$60.72	$70.30	$66.92	$69.26	$67.47
Increase in new cash rent over previously escalated cash rent (2)	19.9%	2.0%	6.7%	12.8%	5.1%
Average lease term	8.1	6.3	7.1	7.7	7.1
Tenant concession packages psf	$37.30	$45.36	$45.12	$53.87	$48.53
Free rent months	2.2	3.2	4.6	5.6	4.9

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	10	Fourth Quarter 2017

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016

Selected Operating Data
Property operating revenues	$21,120	$25,102	$26,844	$28,531	$27,405
Property operating expenses	10,941	13,194	13,890	14,636	15,199
Property NOI	$10,179	$11,908	$12,954	$13,895	$12,206

Other income - consolidated	$3,456	$471	$1,300	$107	$1,047

SLG share of property NOI from unconsolidated JVs	$384	$145	$192	$207	$211

Portfolio Statistics
Consolidated office buildings in service	20	22	24	25	25
Unconsolidated office buildings in service	2	2	2	2	2
	22	24	26	27	27

Consolidated office buildings in service - square footage	3,013,200	3,608,800	3,933,800	4,113,800	4,113,800
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	640,000
	3,653,200	4,248,800	4,573,800	4,753,800	4,753,800

Same-Store office occupancy (consolidated + JVs)	87.0%	85.0%	84.5%	82.6%	82.7%
Same-Store office occupancy inclusive of leases signed not yet commenced	87.2%	86.6%	85.1%	83.9%	83.7%

Office Leasing Statistics
New leases commenced	15	8	16	10	15
Renewal leases commenced	12	9	6	12	9
Total office leases commenced	27	17	22	22	24

Commenced office square footage filling vacancy	75,016	53,971	98,500	37,184	66,425
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	82,181	79,408	28,915	73,789	63,040
Total office square footage commenced	157,197	133,379	127,415	110,973	129,465

Average starting cash rent psf - office leases commenced	$35.47	$30.75	$46.80	$30.04	$35.86
Previously escalated cash rent psf - office leases commenced	$34.27	$32.28	$39.36	$29.33	$32.29
Increase in new cash rent over previously escalated cash rent (2)	3.5%	(4.7)%	18.9%	2.4%	11.1%
Average lease term	5.7	7.2	7.5	4.8	7.0
Tenant concession packages psf	$23.34	$28.73	$35.70	$13.69	$17.92
Free rent months	3.9	7.5	5.2	5.6	6.5

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	11	Fourth Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,357,051	$2,917,993	$2,936,879	$3,295,050	$3,309,710
Building and improvements	6,351,012	7,468,436	7,476,108	7,977,713	7,948,852
Building leasehold and improvements	1,450,614	1,444,698	1,441,587	1,439,083	1,437,325
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	10,206,122	11,878,572	11,902,019	12,759,291	12,743,332
Less: accumulated depreciation	(2,300,116)	(2,457,071)	(2,397,299)	(2,372,082)	(2,264,694)
Net real estate	7,906,006	9,421,501	9,504,720	10,387,209	10,478,638

Other real estate investments:
Investment in unconsolidated joint ventures	2,362,989	2,045,796	2,219,371	1,861,077	1,890,186
Debt and preferred equity investments, net (1)	2,114,041	2,020,739	1,986,413	1,627,836	1,640,412

Assets held for sale, net	338,354	127,663	119,224	54,694	—
Cash and cash equivalents	127,888	241,489	270,965	468,035	279,443
Restricted cash	122,138	107,763	109,959	71,215	90,524
Investment in marketable securities	28,579	28,802	29,524	29,260	85,110
Tenant and other receivables, net of $18,637 reserve at 12/31/2017	57,644	54,663	50,946	52,197	53,772
Related party receivables	23,039	24,068	23,725	19,067	15,856
Deferred rents receivable, net of reserve for
tenant credit loss of $17,207 at 12/31/2017	365,337	393,793	385,040	453,747	442,179
Deferred costs, net	226,201	247,981	249,724	267,948	267,600
Other assets	310,688	395,612	360,096	584,986	614,067

Total Assets	$13,982,904	$15,109,870	$15,309,707	$15,877,271	$15,857,787

(1) Excludes debt and preferred equity investments totaling $152.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

Supplemental Information	12	Fourth Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Liabilities
Mortgages and other loans payable	$2,865,991	$3,845,061	$3,857,421	$4,236,545	$4,140,712
Unsecured term loan	1,500,000	1,183,000	1,183,000	1,183,000	1,183,000
Unsecured notes	1,404,605	1,068,562	1,091,332	1,137,359	1,133,957
Revolving credit facility	40,000	280,000	200,000	—	—
Deferred financing costs	(56,690)	(52,667)	(56,820)	(82,988)	(82,258)
Total debt, net of deferred financing costs	5,753,906	6,323,956	6,274,933	6,473,916	6,375,411
Accrued interest	38,142	34,367	36,478	33,859	36,052
Other liabilities	189,231	96,818	197,261	168,533	212,493
Accounts payable and accrued expenses	137,142	144,767	134,294	169,244	190,583
Deferred revenue	208,119	252,779	229,692	235,208	217,955
Capitalized lease obligations	42,843	42,660	42,480	42,305	42,132
Deferred land lease payable	3,239	3,075	2,911	2,747	2,583
Dividends and distributions payable	85,138	85,007	86,081	87,617	87,271
Security deposits	67,927	68,465	68,286	66,807	66,504
Liabilities related to assets held for sale	4,074	1,141	106	43	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	6,629,761	7,153,035	7,172,522	7,380,279	7,330,984

Noncontrolling interest in operating partnership
(4,453 units outstanding) at 12/31/2017	461,954	470,898	487,660	491,298	473,882
Preferred units	301,735	301,885	301,885	302,010	302,010

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 93,858
issued and outstanding at 12/31/2017, including 1,055 shares held in treasury	939	985	995	1,019	1,017
Additional paid–in capital	4,741,697	5,294,500	5,391,038	5,651,089	5,624,545
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	18,604	14,185	14,354	16,511	22,137
Retained earnings	1,365,970	1,410,332	1,431,442	1,496,759	1,578,893
Total SL Green Realty Corp. stockholders' equity	6,225,093	6,817,885	6,935,712	7,263,261	7,324,475

Noncontrolling interest in other partnerships	364,361	366,167	411,928	440,423	426,436

Total equity	6,589,454	7,184,052	7,347,640	7,703,684	7,750,911

Total Liabilities and Equity	$13,982,904	$15,109,870	$15,309,707	$15,877,271	$15,857,787

Supplemental Information	13	Fourth Quarter 2017

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2017	2016	2017	2017	2016
Revenues
Rental revenue, net	$265,492	$279,869	$274,765	$1,100,993	$1,323,767
Escalation and reimbursement revenues	41,378	49,501	44,749	172,939	196,858
Investment income	45,130	38,661	47,820	193,871	213,008
Other income	9,342	6,211	7,266	43,670	130,348
Total Revenues, net	361,342	374,242	374,600	1,511,473	1,863,981

Equity in net income (loss) from unconsolidated joint ventures	7,788	(95)	4,078	21,892	11,874

Expenses
Operating expenses	72,079	78,590	75,927	293,364	312,859
Ground rent	8,308	8,308	8,307	33,231	33,261
Real estate taxes	58,150	60,457	64,160	244,323	248,388
Transaction related costs	(2,199)	1,541	186	(1,834)	7,528
Marketing, general and administrative	28,136	25,785	23,963	100,498	99,759
Total Operating Expenses	164,474	174,681	172,543	669,582	701,795

Operating Income	204,656	199,466	206,135	863,783	1,174,060

Interest expense, net of interest income	60,933	64,873	65,634	257,045	321,199
Amortization of deferred financing costs	4,297	4,384	4,008	16,498	24,564
Depreciation and amortization	84,404	104,026	91,728	403,320	821,041
	55,022	26,183	44,765	186,920	7,256
Gain (loss) on sale of marketable securities	—	—	—	3,262	(83)

Income from Continuing Operations (1)	55,022	26,183	44,765	190,182	7,173

Gain on sale of real estate	76,497	27,366	—	73,241	238,116
Equity in net gain on sale of joint venture interest / real estate	—	421	1,030	16,166	44,009
Depreciable real estate reserves	(93,184)	—	—	(178,520)	(10,387)
Net Income	38,335	53,970	45,795	101,069	278,911

Net (income) loss attributable to noncontrolling interests	(3,766)	(3,364)	(338)	11,706	(17,780)
Dividends on preferred units	(2,850)	(2,853)	(2,850)	(11,401)	(11,235)

Net Income Attributable to SL Green Realty Corp	31,719	47,753	42,607	101,374	249,896

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net Income Attributable to Common Stockholders	$27,982	$44,016	$38,869	$86,424	$234,946

Earnings per share - Net income per share (basic)	$0.29	$0.44	$0.40	$0.88	$2.35
Earnings per share - Net income per share (diluted)	$0.29	$0.44	$0.40	$0.87	$2.34
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	14	Fourth Quarter 2017

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Year Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2017	2016	2017	2017	2016
Funds from Operations
Net Income Attributable to Common Stockholders	$27,982	$44,016	$38,869	$86,424	$234,946

Depreciation and amortization	84,404	104,026	91,728	403,320	821,041
Unconsolidated JV depreciation and noncontrolling interests adjustments	29,397	27,662	23,517	102,334	69,853
Net income (loss) attributable to noncontrolling interests	3,766	3,364	338	(11,706)	17,780
Gain on sale of real estate	(76,497)	(27,366)	—	(73,241)	(238,116)
Loss on equity investment in marketable securities	—	—	—	—	—
Equity in net gain on sale of joint venture property / real estate	—	(421)	(1,030)	(16,166)	(44,009)
Purchase price fair value adjustment	—	—	—	—	—
Depreciable real estate reserves	93,184	—	—	178,520	10,387
Non-real estate depreciation and amortization	(554)	(522)	(557)	(2,191)	(2,027)
Funds From Operations	$161,682	$150,759	$152,865	$667,294	$869,855

Funds From Operations - Basic per Share	$1.61	$1.44	$1.49	$6.47	$8.32

Funds From Operations - Diluted per Share	$1.60	$1.43	$1.49	$6.45	$8.29

Funds Available for Distribution
FFO	$161,682	$150,759	$152,865	$667,294	$869,855

Non real estate depreciation and amortization	554	522	557	2,191	2,027
Amortization of deferred financing costs	4,297	4,384	4,008	16,498	24,564
Non-cash deferred compensation	21,312	18,196	8,690	57,808	51,999
FAD adjustment for joint ventures	(10,321)	(10,350)	(8,887)	(38,898)	(45,608)
Straight-line rental income and other non cash adjustments	(14,479)	(13,322)	(15,384)	(62,072)	(155,807)
Second cycle tenant improvements	(42,515)	(50,554)	(37,512)	(123,435)	(127,962)
Second cycle leasing commissions	(4,807)	(18,870)	(4,875)	(24,256)	(43,510)
Revenue enhancing recurring CAPEX	(10,359)	(3,561)	(4,037)	(16,621)	(5,522)
Non-revenue enhancing recurring CAPEX	(19,015)	(23,085)	(15,048)	(54,820)	(52,729)
Reported Funds Available for Distribution	$86,349	$54,119	$80,377	$423,689	$517,307

First cycle tenant improvements	$8,565	$2,178	$2,716	$17,130	$19,061
First cycle leasing commissions	$1,188	$692	$331	$2,121	$11,705
Development costs	$5,320	$61,822	$3,695	$61,381	$163,123
Redevelopment costs	$13,067	$9,483	$7,763	$29,515	$30,004
Capitalized Interest	$6,129	$5,931	$6,869	$26,020	$24,067

Supplemental Information	15	Fourth Quarter 2017

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2016	$221,932	$1,017	$5,624,545	$(124,049)	$1,578,893	$426,436	$22,137	$7,750,911

Net income (loss)					101,374	(15,701)		85,673
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($3.1375 per common share)					(305,059)			(305,059)
Cash distributions to noncontrolling interests						(52,446)		(52,446)
Other comprehensive loss - unrealized loss on derivative instruments							(2)	(2)
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							999	999
Other comprehensive loss - unrealized loss on marketable securities							(4,530)	(4,530)
Proceeds from stock options exercised		2	23,312					23,314
DRSPP proceeds			223					223
Repurchases of common stock		(83)	(847,965)					(848,048)
Conversion of units of the Operating Partnership to common stock		2	21,572					21,574
Equity component of repurchased exchangeable senior notes			(109,776)					(109,776)
Contributions to consolidated joint ventures						36,275		36,275
Deconsolidation of partially owned entity						(30,203)		(30,203)
Reallocation of noncontrolling interests in the Operating Partnership					5,712			5,712
Deferred compensation plan and stock awards, net		1	(2,375)					(2,374)
Amortization of deferred compensation plan			32,161					32,161
Balance at December 31, 2017	$221,932	$939	$4,741,697	$(124,049)	$1,365,970	$364,361	$18,604	$6,589,454

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2016	100,562,349	4,363,716	—	104,926,065

YTD share activity	(7,759,050)	89,263	—	(7,669,787)
Share Count at December 31, 2017 - Basic	92,803,299	4,452,979	—	97,256,278

Weighting factor	5,767,280	103,294	276,251	6,146,825
Weighted Average Share Count at December 31, 2017 - Diluted	98,570,579	4,556,273	276,251	103,403,103

Supplemental Information	16	Fourth Quarter 2017

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2017		September 30, 2017		December 31, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,076,973	$2,016,744	$3,071,017	$1,559,972	$2,434,194	$1,129,515
Building and improvements	9,648,939	4,477,189	7,554,820	3,520,273	7,316,847	3,108,664
Building leasehold and improvements	78,628	39,314	72,250	36,125	53,790	26,895
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	13,994,098	6,628,026	10,887,645	5,211,149	9,994,389	4,359,853
Less: accumulated depreciation	(1,171,965)	(542,888)	(943,365)	(400,946)	(862,672)	(337,599)
Net real estate	12,822,133	6,085,138	9,944,280	4,810,203	9,131,717	4,022,254

Cash and cash equivalents	220,306	109,901	192,772	103,538	159,916	63,561
Restricted cash	274,603	148,258	177,824	75,848	168,539	68,228
Debt and preferred equity investments, net	202,539	185,638	201,731	184,830	336,164	229,258
Tenant and other receivables, net of $6,834 reserve at 12/31/2017, of which $3,375 is SLG share	58,376	14,511	10,548	3,619	16,881	4,520
Deferred rents receivables, net of $5,207 reserve at 12/31/2017 for tenant credit loss, of which $2,259 is SLG share	291,568	139,868	256,696	117,700	215,897	95,864
Deferred costs, net	207,045	103,062	183,098	87,573	170,243	76,145
Other assets	1,200,761	440,824	453,267	242,637	513,238	262,195
Total Assets	$15,277,331	$7,227,200	$11,420,216	$5,625,948	$10,712,595	$4,822,025

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $136,103 at 12/31/17, of which $61,627 is SLG share	$9,412,101	$4,122,760	$7,198,609	$3,135,983	$6,453,966	$2,712,539
Accrued interest	26,357	11,182	16,178	7,433	12,569	6,149
Other liabilities	2,258	1,722	2,153	1,635	9,407	2,415
Accounts payable and accrued expenses	159,586	79,630	170,515	87,194	147,807	64,176
Deferred revenue	985,648	339,586	340,310	178,289	356,414	186,021
Capitalized lease obligations	189,152	94,576	188,353	94,176	186,050	93,025
Security deposits	33,700	12,214	34,062	12,054	35,667	11,693
Equity	4,468,529	2,565,530	3,470,036	2,109,184	3,510,715	1,746,007
Total Liabilities and Equity	$15,277,331	$7,227,200	$11,420,216	$5,625,948	$10,712,595	$4,822,025

Supplemental Information	17	Fourth Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2017		September 30, 2017		December 31, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$218,732	$88,276	$186,382	$78,088	$184,102	$73,492
Escalation and reimbursement revenues	29,501	14,166	23,638	11,165	17,885	7,221
Investment income	4,853	4,438	3,992	3,593	7,531	4,550
Other income	7,934	2,245	2,089	931	4,862	2,412
Total Revenues, net	$261,020	$109,125	$216,101	$93,777	$214,380	$87,675

Loss on early extinguishment of debt	(261)	(131)	(7,638)	(3,819)	—	—

Expenses
Operating expenses	$41,614	$16,673	$38,055	$14,974	$37,767	$13,613
Ground rent	4,182	1,998	4,182	1,998	4,255	2,034
Real estate taxes	35,383	16,014	37,282	14,631	32,317	11,333
Transaction related costs, net of recoveries	—	—	—	—	207	97
Total Operating Expenses	$81,179	$34,685	$79,519	$31,603	$74,546	$27,077

Operating Income	$179,580	$74,309	$128,944	$58,355	$139,834	$60,598

Interest expense, net of interest income	$73,967	$28,692	$61,066	$23,893	$49,865	$22,296
Amortization of deferred financing costs	5,032	1,696	4,031	1,589	7,162	2,471
Depreciation and amortization	80,863	35,136	61,447	28,819	66,976	30,018
Net Income	$19,718	$8,785	$2,400	$4,054	$15,831	$5,813

Real estate depreciation	80,622	35,089	61,715	28,874	66,916	30,016
FFO Contribution	$100,340	$43,874	$64,115	$32,928	$82,747	$35,829

FAD Adjustments:
Non real estate depreciation and amortization	$5,273	$1,743	$3,763	$1,534	$7,222	$2,472
Straight-line rental income and other non-cash adjustments	(11,400)	(4,191)	(15,025)	(7,633)	(15,413)	(8,888)
Second cycle tenant improvement	(4,835)	(2,355)	(2,037)	(1,052)	(3,177)	(1,602)
Second cycle leasing commissions	(5,759)	(1,427)	(502)	(240)	(1,220)	(797)
Recurring CAPEX	(14,607)	(4,091)	(6,023)	(1,496)	(3,315)	(1,535)
Total FAD Adjustments	$(31,328)	$(10,321)	$(19,824)	$(8,887)	$(15,903)	$(10,350)

First cycle tenant improvement	$20,482	$8,718	$31,207	$13,285	$31,855	$15,710
First cycle leasing commissions	$4,848	$3,115	$3,599	$1,815	$33,450	$15,001
Development costs	$93,638	$77,378	$93,737	$66,919	$4,197	$1,303
Redevelopment costs	$15,463	$8,057	$3,910	$3,588	$27,724	$13,920
Capitalized Interest	$11,432	$6,770	$9,368	$5,660	$5,340	$2,906

Supplemental Information	18	Fourth Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2017		December 31, 2016

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$780,595	$320,559	$621,869	$237,063
Escalation and reimbursement revenues	86,940	40,904	48,248	19,284
Investment income	21,788	16,777	24,735	16,250
Other income	14,907	5,297	17,837	8,601
Total Revenues, net	$904,230	$383,537	$712,689	$281,198

Loss on early extinguishment of debt	(7,899)	(3,950)	(1,606)	(972)

Expenses
Operating expenses	$157,610	$60,262	$126,913	$42,958
Ground rent	16,794	8,025	14,924	7,369
Real estate taxes	142,774	57,343	111,673	38,492
Transaction related costs, net of recoveries	146	110	5,566	3,116
Total Operating Expenses	$317,324	$125,740	$259,076	$91,935

Operating Income	$579,007	$253,847	$452,007	$188,291

Interest expense, net of interest income	$250,063	$96,554	$197,741	$72,015
Amortization of deferred financing costs	23,026	8,220	24,829	8,309
Depreciation and amortization	279,419	126,456	199,011	83,346
Net Income	$26,499	$22,617	$30,426	$24,621

Real estate depreciation	278,167	126,218	198,769	83,341
FFO Contribution	$304,666	$148,835	$229,195	$107,962

FAD Adjustments:
Non real estate depreciation and amortization	$24,278	$8,458	$25,071	$8,314
Straight-line rental income and other non-cash adjustments	(66,429)	(33,299)	(60,065)	(29,771)
Second cycle tenant improvement	(10,986)	(5,183)	(7,584)	(3,897)
Second cycle leasing commissions	(8,163)	(2,382)	(31,058)	(17,284)
Recurring CAPEX	(23,547)	(6,492)	(6,050)	(2,970)
Total FAD Adjustments	$(84,847)	$(38,898)	$(79,686)	$(45,608)

First cycle tenant improvement	$77,487	$31,828	$73,472	$32,877
First cycle leasing commissions	$15,010	$7,426	$50,981	$23,567
Development costs	$309,367	$228,379	$7,164	$3,400
Redevelopment costs	$43,187	$24,043	$60,965	$29,184
Capitalized Interest	$32,156	$18,603	$22,961	$12,414

Supplemental Information	19	Fourth Quarter 2017

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2017	2016	2017	2017	2016

Net Operating Income (1)	$173,349	$182,390	$174,344	$718,791	$924,486
SLG share of property NOI from unconsolidated JVs	68,858	54,771	58,730	240,144	171,571
NOI including SLG share of unconsolidated JVs	$242,207	$237,161	$233,074	$958,935	$1,096,057
Partners' share of NOI - consolidated JVs	(9,986)	(10,368)	(8,832)	(38,174)	(37,484)
NOI - SLG share	$232,221	$226,793	$224,242	$920,761	$1,058,573

NOI, including SLG share of unconsolidated JVs	$242,207	$237,161	$233,074	$958,935	$1,096,057
Free rent (net of amortization)	1,734	(7,624)	(4,888)	(13,601)	49,556
Net FAS 141 adjustment	(6,882)	(7,539)	(6,532)	(29,947)	(202,729)
Straight-line revenue adjustment	(7,459)	(11,787)	(10,360)	(47,778)	(53,897)
Allowance for straight-line tenant credit loss	(4,554)	2,623	(2,013)	(7,617)	13,012
Ground lease straight-line adjustment	941	995	941	3,832	3,592
Cash NOI, including SLG share of unconsolidated JVs	$225,987	$213,829	$210,222	$863,824	$905,591
Partners' share of cash NOI - consolidated JVs	(7,494)	(8,214)	(7,109)	(29,874)	(29,930)
Cash NOI - SLG share	$218,493	$205,615	$203,113	$833,950	$875,661

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income and the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2017		Twelve Months Ended December 31, 2017

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$197,128	$187,923	$769,560	$704,487
Suburban Operating Properties	9,968	9,563	35,762	33,849
Retail Operating Properties	11,387	10,355	44,819	39,644
Residential Operating Properties	8,945	8,507	31,428	29,665
Development/Redevelopment/Land	6,030	3,294	25,553	13,509
Total Operating and Development	233,458	219,642	907,122	821,154
Property Dispositions	99	76	13,332	11,976
Other (2)	(1,336)	(1,225)	307	820
Total	$232,221	$218,493	$920,761	$833,950

(1) Portfolio composition consistent with property tables found on pages 31-38
(2) Includes SL Green Management Corp., Emerge 212 and Belmont

Supplemental Information	20	Fourth Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		June 30,	December 31,	December 31,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$242,780	$240,256	1.1%	$239,804	$961,781	$942,636	2.0%
	Escalation & reimbursement revenues	34,440	36,818	(6.5)%	33,695	131,369	141,978	(7.5)%
	Other income	4,080	1,578	158.6%	1,756	8,903	6,789	31.1%
	Total Revenues	$281,300	$278,652	1.0%	$275,255	$1,102,053	$1,091,403	1.0%

Expenses
	Operating expenses	$60,321	$60,652	(0.5)%	$62,165	$239,559	$239,428	0.1%
	Ground rent	8,520	8,520	0.0%	8,520	34,081	34,111	(0.1)%
	Real estate taxes	52,355	50,552	3.6%	54,280	208,907	200,701	4.1%
		$121,196	$119,724	1.2%	$124,965	$482,547	$474,240	1.8%

	Operating Income	$160,104	$158,928	0.7%	$150,290	$619,506	$617,163	0.4%

	Interest expense & amortization of financing costs	$33,971	$36,043	(5.7)%	$34,280	$137,693	$144,709	(4.8)%
	Depreciation & amortization	73,695	80,941	(9.0)%	77,323	299,393	300,914	(0.5)%

	Income before noncontrolling interest	$52,438	$41,944	25.0%	$38,687	$182,420	$171,540	6.3%
Plus:	Real estate depreciation & amortization	73,639	80,873	(8.9)%	77,258	299,136	300,639	(0.5)%
	FFO Contribution	$126,077	$122,817	2.7%	$115,945	$481,556	$472,179	2.0%

Less:	Non–building revenue	3,832	219	1,649.8%	951	6,561	1,766	271.5%

Plus:	Interest expense & amortization of financing costs	33,971	36,043	(5.7)%	34,280	137,693	144,709	(4.8)%
	Non-real estate depreciation	56	68	(17.6)%	65	257	275	(6.5)%
	NOI	$156,272	$158,709	(1.5)%	$149,339	$612,945	$615,397	(0.4)%

Cash Adjustments
Less:	Free rent (net of amortization)	$5,635	$7,175	(21.5)%	$1,728	$15,138	$14,675	3.2%
	Straightline revenue adjustment	(4,346)	1,394	(411.8)%	1,889	4,784	19,458	(75.4)%
	Rental income - FAS 141	4,318	4,035	7.0%	4,216	17,144	19,802	(13.4)%
Plus:	Ground lease straight-line adjustment	524	531	(1.3)%	524	2,096	2,312	(9.3)%
	Allowance for S/L tenant credit loss	(2,955)	1,508	(296.0)%	(1,808)	(5,354)	3,902	(237.2)%
	Cash NOI	$148,234	$148,144	0.1%	$140,222	$572,621	$567,676	0.9%

Operating Margins
	NOI to real estate revenue, net	56.3%	57.0%		54.4%	56.0%	56.5%
	Cash NOI to real estate revenue, net	53.4%	53.2%		51.1%	52.3%	52.1%

	NOI before ground rent/real estate revenue, net	59.4%	60.1%		57.5%	59.1%	59.6%
	Cash NOI before ground rent/real estate revenue, net	56.3%	56.1%		54.0%	55.2%	55.0%

Supplemental Information	21	Fourth Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		June 30,	December 31,	December 31,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$46,336	$45,170	2.6%	$44,893	$179,385	$173,611	3.3%
	Escalation & reimbursement revenues	4,628	4,434	4.4%	4,881	17,476	14,356	21.7%
	Other income	178	709	(74.9)%	142	707	2,885	(75.5)%
	Total Revenues	$51,142	$50,313	1.6%	$49,916	$197,568	$190,852	3.5%

Expenses
	Operating expenses	$8,180	$8,295	(1.4)%	$8,876	$33,494	$32,196	4.0%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	9,036	8,218	10.0%	9,078	34,535	31,622	9.2%
		$17,216	$16,513	4.3%	$17,954	$68,029	$63,818	6.6%

	Operating Income	$33,926	$33,800	0.4%	$31,962	$129,539	$127,034	2.0%

	Interest expense & amortization of financing costs	$14,958	$14,052	6.4%	$14,835	$56,830	$64,327	(11.7)%
	Depreciation & amortization	14,760	14,338	2.9%	13,761	57,618	54,233	6.2%

	Income before noncontrolling interest	$4,208	$5,410	(22.2)%	$3,366	$15,091	$8,474	78.1%
Plus:	Real estate depreciation & amortization	14,759	14,338	2.9%	13,760	57,615	54,230	6.2%
	FFO Contribution	$18,967	$19,748	(4.0)%	$17,126	$72,706	$62,704	16.0%

Less:	Non–building revenue	173	1,085	(84.1)%	134	678	1,462	(53.6)%

Plus:	Interest expense & amortization of financing costs	14,958	14,052	6.4%	14,835	56,830	64,327	(11.7)%
	Non-real estate depreciation	1	—	—%	1	3	3	—%
	NOI	$33,753	$32,715	3.2%	$31,828	$128,861	$125,572	2.6%

Cash Adjustments
Less:	Free rent (net of amortization)	$1,025	$594	72.6%	$(91)	$551	$8,131	(93.2)%
	Straightline revenue adjustment	1,337	2,966	(54.9)%	2,705	9,555	7,386	29.4%
	Rental income - FAS 141	608	411	47.9%	357	1,852	1,723	7.5%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	(176)	—	—%	—	(89)	—	—%
	Cash NOI	$30,607	$28,744	6.5%	$28,857	$116,814	$108,332	7.8%

Operating Margins
	NOI to real estate revenue, net	66.2%	66.5%		63.9%	65.4%	66.3%
	Cash NOI to real estate revenue, net	60.1%	58.4%		58.0%	59.3%	57.2%

	NOI before ground rent/real estate revenue, net	66.2%	66.5%		63.9%	65.4%	66.3%
	Cash NOI before ground rent/real estate revenue, net	60.1%	58.4%		58.0%	59.3%	57.2%

Supplemental Information	22	Fourth Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		June 30,	December 31,	December 31,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$242,780	$240,256	1.1%	$239,804	$961,781	$942,636	2.0%
	Escalation & reimbursement revenues	34,440	36,818	(6.5)%	33,695	131,369	141,978	(7.5)%
	Other income	4,080	1,578	158.6%	1,756	8,903	6,789	31.1%
	Total Revenues	$281,300	$278,652	1.0%	$275,255	$1,102,053	$1,091,403	1.0%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$4,208	$5,410	(22.2)%	$3,366	$15,091	$8,474	78.1%
Expenses
	Operating expenses	$60,321	$60,652	(0.5)%	$62,165	$239,559	$239,428	0.1%
	Ground rent	8,520	8,520	0.0%	8,520	34,081	34,111	(0.1)%
	Real estate taxes	52,355	50,552	3.6%	54,280	208,907	200,701	4.1%
		$121,196	$119,724	1.2%	$124,965	$482,547	$474,240	1.8%

	Operating Income	$164,312	$164,338	0.0%	$153,656	$634,597	$625,637	1.4%

	Interest expense & amortization of financing costs	$33,971	$36,043	(5.7)%	$34,280	$137,693	$144,709	(4.8)%
	Depreciation & amortization	73,695	80,941	(9.0)%	77,323	299,393	300,914	(0.5)%

	Income before noncontrolling interest	$56,646	$47,354	19.6%	$42,053	$197,511	$180,014	9.7%
Plus:	Real estate depreciation & amortization	73,639	80,873	(8.9)%	77,258	299,136	300,639	(0.5)%
	Joint Ventures Real estate depreciation & amortization (1)	14,759	14,338	2.9%	13,760	57,615	$54,230	6.2%
	FFO Contribution	$145,044	$142,565	1.7%	$133,071	$554,262	$534,883	3.6%

Less:	Non–building revenue	$3,832	$219	1,649.8%	$951	$6,561	$1,766	271.5%
	Joint Ventures Non–building revenue (1)	173	1,085	(84.1)%	134	678	1,462	(53.6)%

Plus:	Interest expense & amortization of financing costs	33,971	36,043	(5.7)%	34,280	137,693	144,709	(4.8)%
	Joint Ventures Interest expense & amortization of financing costs (1)	14,958	14,052	6.4%	14,835	56,830	64,327	(11.7)%
	Non-real estate depreciation	56	68	(17.6)%	65	257	275	(6.5)%
	Joint Ventures Non-real estate depreciation (1)	1	—	—%	1	3	3	—%
	NOI	$190,025	$191,424	(0.7)%	$181,167	$741,806	$740,969	0.1%

Cash Adjustments
	Non-cash adjustments	$(8,038)	$(10,565)	(23.9)%	$(9,117)	$(40,324)	$(47,721)	(15.5)%
	Joint Venture non-cash adjustments (1)	(3,146)	(3,971)	(20.8)%	(2,971)	(12,047)	(17,240)	(30.1)%
	Cash NOI	$178,841	$176,888	1.1%	$169,079	$689,435	$676,008	2.0%

Operating Margins
	NOI to real estate revenue, net	57.9%	58.4%		55.9%	57.4%	57.9%
	Cash NOI to real estate revenue, net	54.5%	54.0%		52.2%	53.3%	52.9%

	NOI before ground rent/real estate revenue, net	60.5%	61.0%		58.5%	60.0%	60.6%
	Cash NOI before ground rent/real estate revenue, net	56.9%	56.4%		54.6%	55.8%	55.3%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Fourth Quarter 2017

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2018	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	12/31/2017	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
1 Madison Avenue	100.0	$486,153	5.91%		$33,602	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	217,273	4.68%		3,734	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%		—	Jun-23		500,000	—	Feb-23
420 Lexington Avenue	100.0	300,000	3.99%		—	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	40,000	3.00%		69	Nov-26		33,840	—	Aug-21
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,363	3.58%		566	Feb-27		29,358	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$2,380,560	4.77%		$37,971			$2,239,033
Unsecured fixed rate debt
Unsecured loan		$16,000	4.81%		$—	Jun-18		$16,000	—	Open
Unsecured notes		249,953	5.00%		(43)	Aug-18		250,000	—	Jun-18
Unsecured notes		250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes		499,489	3.25%		(101)	Oct-22		500,000	—	Open
Unsecured notes		305,163	4.50%		995	Dec-22		300,000	—	Open
Term loan (swapped)		200,000	3.03%		—	Mar-23	(3)	200,000	—	Open
Term loan (swapped)		300,000	2.24%		—	Mar-23	(4)	300,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%		—	Apr-51		4,000	—	Open
		$1,924,605	4.15%		$851			$1,920,000

Total Fixed Rate Debt		$4,305,165	4.49%		$38,822			$4,159,033
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$41,622	4.61%		$—	Feb-18		$41,622	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	4.26%		—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 238 bps)		90,809	3.94%	(5)	—	Jul-18		90,809	Jun-20	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	3.16%		—	Oct-20		275,000	—	Open
		$465,431	3.58%		$—			$465,431
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$40,000	2.56%		$—	Mar-22		$40,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		800,000	2.66%		—	Mar-23		800,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	3.21%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	2.94%		—	Jul-35		100,000	—	Open
		$1,140,000	2.78%		$—			$1,140,000

Total Floating Rate Debt		$1,605,431	3.01%		$—			$1,605,431

Total Debt - Consolidated		$5,910,596	4.09%		$38,822			$5,764,464
Deferred financing costs		(56,690)
Total Debt - Consolidated, net		$5,853,906	4.09%

Total Debt - Joint Venture, net		$4,122,760	3.83%

Total Debt including SLG share of unconsolidated JV Debt		$10,094,983	3.98%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,455,606	3.88%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans which show as open may nevertheless be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2020.
(4) The interest rate swaps mature in July 2023.
(5) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

Supplemental Information	24	Fourth Quarter 2017

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2018	Initial		Principal	As-Of
	Ownership	12/31/2017				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
1515 Broadway	69.9	872,528	609,627	3.93%		11,635	Mar-25		515,239	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	100,000	41,000	3.00%		70	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	357,282 (3)	21,499	4.17%		449	Various	(3)	19,733	—	Open
Total Fixed Rate Debt		$5,569,138	$2,381,356	3.91%	(4)	$12,154			$2,280,091
Floating rate debt
Jericho Plaza (LIBOR + 415 bps)	11.7	$81,099	$9,464	5.71%		$—	Mar-18		$9,464	Mar-19	Open
724 Fifth Avenue (LIBOR + 243 bps)	50.0	275,000	137,500	3.99%		—	Apr-18		137,500	Apr-19	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	5.50%		—	Jun-18		38,000	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.29%		—	Sep-19		600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.06%		—	Nov-19		7,500	—	Open
1745 Broadway (LIBOR + 185 bps)	56.9	345,000	196,202	3.41%		—	Jan-20		196,202	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	3.81%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	3.11%		—	Aug-20		28,200	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.21%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	171,444	42,861	3.69%		—	Nov-20		42,861	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.01%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	3.31%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	355,535	252,465	5.06%		—	Sep-21		252,465	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.00%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,648	532	4.51%		27	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	55,340	2,767	2.81%		—	Various		2,767	—	Open
Total Floating Rate Debt		$3,979,066	$1,803,031	3.73%	(4)	$27			$1,798,722

Total unconsolidated JV Debt		$9,548,204	$4,184,387	3.83%	(4)	$12,181			$4,078,813
	Deferred financing costs	(136,103)	(61,627)
Total unconsolidated JV Debt, net		$9,412,101	$4,122,760	3.83%
(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans which show as open may nevertheless be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $137.1 million, $33.8 million, $171.6 million, and $14.8 million in fixed-rate mortgages that mature in August 2019, January 2021, June 2024, and February 2027, respectively.

(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$4,305,165
Total Debt / Total Assets	38.6%	Less than 60%					SLG Share of JV		2,381,356
Fixed Charge Coverage	2.39x	Greater than 1.4x					Total Fixed Rate Debt		$6,686,521	66.2%
Maximum Secured Indebtedness	19.2%	Less than 50%
Maximum Unencumbered Leverage Ratio	39.6%	Less than 60%				Floating Rate Debt

							Consolidated		$1,605,431
Unsecured Notes Covenants							SLG Share of JV		1,803,031
	Actual	Required							3,408,462
Total Debt / Total Assets	37.8%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,325,166)
Secured Debt / Total Assets	17.3%	Less than 40%				Total Floating Rate Debt			$2,083,296	20.6%
Debt Service Coverage	5.15x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	389.0%	Greater than 150%					Total Debt		$10,094,983

Supplemental Information	25	Fourth Quarter 2017

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2018	Initial	Principal	As-Of
	Ownership		Outstanding			Principal	Maturity	Due at	Right	Earliest
Fixed rate debt	Interest (%)		12/31/2017	Coupon (1)		Amortization	Date	Maturity	Extension	Prepayment (2)
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%		$—	Jun-23	$500,000	—	Feb-23
315 West 33rd Street - The Olivia	100.0		250,000	4.17%		—	Feb-27	250,000	—	Open
			$750,000	4.80%		$—		$750,000
Unsecured fixed rate debt
Unsecured notes			$249,953	5.00%		$(43)	Aug-18	$250,000	—	Jun-18
Unsecured notes			250,000	7.75%		—	Mar-20	250,000	—	Open
Unsecured notes			305,163	4.50%		995	Dec-22	300,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25	100,000	—	Open
			$905,116	5.51%		$952		$900,000

	Total Fixed Rate Debt		$1,655,116	5.19%		$952		$1,650,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 238 bps)			$90,809	3.94%	(3)	$—	Jul-18	$90,809	Jun-20	Open
			$90,809	3.94%		$—		$90,809

	Total Floating Rate Debt		$90,809	3.94%		$—		$90,809

	Total Debt - Consolidated		$1,745,925	5.12%		$952		$1,740,809

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans which show as open may nevertheless be subject to certain fees, premiums or penalties.
(3) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

RECKSON OPERATING PARTNERSHIP, L.P.

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		37.8%	Less than 60%
Secured Debt / Total Assets		17.3%	Less than 40%
Debt Service Coverage		5.15x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		389.0%	Greater than 150%

Supplemental Information	26	Fourth Quarter 2017

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2018 Scheduled	2019 Scheduled	2020 Scheduled	2021 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,250	750	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,138	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	11,174	11,199	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	226	314	314	—	2111
30 East 40th Street	204	204	212	229	1,351	2114
Total	$31,049	$31,066	$31,437	$31,629	$3,239

Capitalized Leases
1080 Amsterdam Avenue	$291	$315	$436	$436	$21,831	2111
30 East 40th Street	2,096	2,096	2,183	2,358	21,011	2114
Total	$2,387	$2,411	$2,619	$2,794	$42,842

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,183	$1,284	$1,284	$1,284	$2,792	2062
650 Fifth Avenue (Floors 4-6)	18	1,645	1,645	1,659	1,736	2033
333 East 22nd Street	135	217	217	222	795	2115
Total	$1,336	$3,146	$3,146	$3,165	$5,323

Capitalized Leases
650 Fifth Avenue (Floors b-3)	$6,169	$6,695	$6,695	$6,695	$94,576	2062

(1) Per the balance sheet at December 31, 2017.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	27	Fourth Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

12/31/2016	$1,640,412		$1,511,273	9.30%		9.31%

Debt investment originations/accretion(4)	403,888
Preferred Equity investment originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(416,494)
3/31/2017	$1,627,836		$1,647,359	9.35%		9.39%

Debt investment originations/accretion(4)	455,667
Preferred Equity investment originations/accretion(4)	143,323
Redemptions/Sales/Syndications/Amortization	(240,413)
6/30/2017	$1,986,413		$2,064,131	9.16%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	84,939
Preferred Equity investment originations/accretion(4)	660
Redemptions/Sales/Syndications/Amortization	(51,273)
9/30/2017	$2,020,739		$2,032,166	9.40%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	198,097
Preferred Equity investment originations/accretion(4)	443
Redemptions/Sales/Syndications/Amortization	(105,238)
12/31/2017	$2,114,041	(6)	$2,051,254	9.25%	(5)	9.13%	(5)

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance, including accrued interest, of $259.3 million at the time that they were put on non-accrual status.

(6) Excludes debt and preferred equity investments totaling $152.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

Supplemental Information	28	Fourth Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average		Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)		At End Of Quarter (2)

Senior Mortgage Debt	$459,386	$227,055	$686,441		$—	$490	7.43%	(3)	7.33%	(3)

Junior Mortgage Participation	77,772	50,013	127,785		299,733	$2,102	10.12%	(3)	10.25%	(3)

Mezzanine Debt	762,492	392,900	1,155,392		6,929,187	$1,621	10.10%		10.08%

Preferred Equity	—	144,423	144,423		272,000	$656	6.98%		6.99%

Balance as of 12/31/17	$1,299,650	$814,391	$2,114,041	(4)	$7,500,920	$1,217	9.25%	(3)	9.13%	(3)

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance including accrued interest of $259.3 million at the time that they were put on non accrual status.

(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $152.2 million with a weighted average current yield of 8.91% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2018	2019	2020	2021	2022 & Thereafter
Floating Rate	397,872	555,635	330,509	15,635	—
Fixed Rate	300	26,366	348,428	3,739	185,393
Sub-total	398,172	582,001	678,937	19,374	185,393
2 Herald Square	250,164	—	—	—
Grand Total	648,336	582,001	678,937	19,374	185,393

(1) Excluding 2 Herald Square, the weighted average maturity of the outstanding balance is 2.21 years. Approximately 61.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.45 years.

Supplemental Information	29	Fourth Quarter 2017

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)(2)	Property		Senior		Yield At End
Investment Type	12/31/2017	Type	Location	Financing	Last $ PSF (3)	Of Quarter (4)

Mezzanine Loan	$204,005	Office	Manhattan	$1,160,000	$1,189	9.35%

Mortgage and Mezzanine Loans	162,553	Commercial/Multi-Family Rental Land	Manhattan	—	$315	9.05%

Preferred Equity	144,423	Office	Manhattan	272,000	$656	6.99%

Mortgage and Mezzanine Loans	143,919	Retail/Multi-Family Rental	Manhattan	—	$1,071	9.21%

Mortgage and Mezzanine Loans	88,989	Office	Manhattan	—	$415	5.60%

Mezzanine Loan	75,834	Multi-Family Rental	Manhattan	555,379	$886	10.19%

Mezzanine Loan	75,428	Office	Brooklyn	310,654	$68	12.20%

Mezzanine Loan	74,755	Multi-Family Rental	Manhattan	335,000	$752	8.76%

Mortgage and Jr. Mortgage Participation Loans	71,832	Office/Retail	Brooklyn	199,733	$412	9.86%

Mezzanine Loan	59,723	Office	Manhattan	175,000	$591	9.96%

Total	$1,101,461			$3,007,766		8.95%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance, including accrued interest of $259.3 million at the time that they were put on non-accrual status.

(3) Reflects the last dollar of exposure to the Company's most junior position.
(4) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	30	Fourth Quarter 2017

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.7	99.6	99.6	99.6	99.4	99.5	$43,580	5.0	3.3	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	74.0	66.6	73.3	91.0	92.0	9,076	1.0	0.7	22
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.1	99.6	99.6	99.3	98.4	99.9	41,455	4.7	3.1	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.0	60.7	58.0	57.9	76.0	75.8	39,689	4.5	3.0	31
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	100.0	100.0	15,793	1.8	1.2	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.2	95.3	97.6	98.1	96.8	97.0	79,973	9.2	6.0	203
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	96.6	99.9	99.9	99.9	99.9	18,245	2.1	1.4	9
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.2	68.2	69.7	69.7	75.7	96.8	46,057	5.3	3.4	26
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.3	99.9	99.9	99.9	99.9	99.9	41,999	4.8	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	67.8	68.3	72.8	72.8	76.6	15,124	1.7	1.1	11
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.0	98.8	98.8	98.8	98.8	98.8	61,527	7.0	4.6	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,343	1.1	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,269	1.6	1.1	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	1.8	86.2	90.7	88.7	92.2	92.2	30,998	3.5	2.3	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.7	98.8	98.1	98.0	98.8	99.0	48,691	5.6	3.6	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.4	97.9	96.8	94.6	93.6	93.6	48,572	5.6	3.6	50
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.1	100.0	100.0	100.0	100.0	100.0	98,501		3.8	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.7	98.1	98.1	99.0	99.0	99.0	94,475	10.8	7.1	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.0	90.0	88.0	88.6	90.2	87.9	41,108	4.7	3.1	34
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.1	100.0	100.0	100.0	100.0	100.0	74,848	8.6	5.6	2
Added to Same Store in 2017
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.2	91.4	93.2	93.2	93.2	94.5	4,632		0.2	54
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	76.5	73.4	72.9	70.3	69.3	11,607		0.8	58
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	90.7	87.8	86.6	86.6	85.1	21,196	2.4	1.6	31

Subtotal / Weighted Average				23	14,304,606	50.2%	91.7%	91.6%	91.7%	93.7%	95.1%	$910,758	91.1%	64.3%	700

Total / Weighted Average Consolidated Properties				23	14,304,606	50.2%	91.7%	91.6%	91.7%	93.7%	95.1%	$910,758	91.1%	64.3%	700

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	91.1	91.3	91.0	90.6	96.8	$45,971		1.7	32
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	2.9	93.4	89.4	90.3	92.5	92.3	64,676		2.4	38
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.6	90.2	90.2	90.2	93.6	89.2	29,572		1.1	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.8	95.0	99.1	99.1	98.2	97.8	35,471		1.6	42
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.4	100.0	100.0	100.0	100.0	100.0	45,633		1.9	1
Added to Same Store in 2017
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.3	93.0	93.0	91.8	87.4	82.3	119,311		4.5	38

Subtotal / Weighted Average				6	4,244,139	15.8%	93.9%	93.6%	93.4%	92.8%	91.6%	$340,634		13.2%	194

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.1	100.0	100.0	98.0	98.0	98.0	$158,249		7.1	9
1515 Broadway	70.0	Times Square	Fee Interest	1	1,750,000	6.1	98.4	98.4	97.7	97.3	97.3	133,684		7.0	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.2	98.5	N/A	N/A	N/A	N/A	131,946		2.4	28

Subtotal / Weighted Average				3	6,112,725	21.4%	99.0%	99.3%	97.9%	97.7%	97.7%	$423,879		16.5%	50

Total / Weighted Average Unconsolidated Properties				9	10,356,864	36.3%	96.9%	96.4%	95.6%	95.2%	94.6%	$764,513		29.7%	244

Manhattan Operating Properties Grand Total / Weighted Average				32	24,661,470	87.1%	93.9%	93.4%	93.1%	94.3%	94.9%	$1,675,271			944
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,256,961		94.0%
Manhattan Operating Properties Same Store Occupancy %					18,548,745	75.2%	92.2%	92.1%	92.1%	93.5%	94.3%
Manhattan Operating Properties Same Store Leased Occupancy %							95.3%	94.8%	94.5%	95.3%	95.9%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	31	Fourth Quarter 2017

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,928	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	65.4	63.5	63.5	61.3	61.3	1,596	0.2	0.1	7
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	58.4	58.4	58.4	52.2	1,071	0.1	0.1	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	67.3	51.2	51.2	68.8	85.8	1,167	0.1	0.1	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	96.6	96.6	96.6	91.3	2,131	0.2	0.2	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	62.8	68.7	68.7	56.7	56.7	1,853	0.2	0.1	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.6	67.3	66.7	66.7	60.3	49.5	2,285	0.3	0.2	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	92.2	92.2	79.4	66.0	66.0	5,872	0.7	0.4	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	87.5	87.5	95.8	95.8	95.8	5,508	0.6	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	100.0	100.0	100.0	97.8	97.8	6,032	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.3	99.3	99.3	98.4	98.4	98.4	14,990	1.7	1.1	22
"Same Store" Westchester, New York Subtotal/Weighted Average				11	1,825,000	7.4%	85.3%	84.6%	83.8%	81.2%	80.4%	$44,434	5.1%	3.3%	98

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	90.0	84.9	86.5	86.0	88.7	$9,446	1.1	0.7	66
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	97.0	85.7	80.1	80.1	75.2	1,103	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.9	76.9	76.9	76.9	81.8	3,469	0.4	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	93.5	92.4	92.4	92.4	3,327	0.4	0.2	13
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.3	98.3	98.3	98.3	99.0	1,035	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,142	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	763	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.6	80.9	67.9	67.9	66.5	66.5	5,527	0.6	0.4	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	94.6	92.1	92.1	88.1	91.3	4,613	0.5	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	3.2%	89.5%	85.5%	85.6%	84.8%	86.3%	$33,424	3.8%	2.5%	173

Total / Weighted Average Consolidated Properties				20	3,013,200	10.6%	87.0%	85.0%	84.5%	82.6%	82.7%	$77,858	8.9%	5.8%	271

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.2	70.3	69.8	71.2	71.0	71.0	$15,895		0.1	32
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.2%	70.3%	69.8%	71.2%	71.0%	71.0%	$15,895		0.1%	32

Total / Weighted Average Unconsolidated Properties				2	640,000	2.2%	70.3%	69.8%	71.2%	71.0%	71.0%	$15,895		0.1%	32

Suburban Operating Properties Grand Total / Weighted Average				22	3,653,200	12.9%	84.0%	82.3%	82.2%	80.6%	80.7%	$93,753			303
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$79,713		6.0%
Suburban Operating Properties Same Store Occupancy %					3,013,200	82.5%	87.0%	85.0%	84.5%	82.6%	82.7%
Suburban Operating Properties Same Store Leased Occupancy %							87.2%	86.6%	85.1%	83.9%	83.7%

Supplemental Information	32	Fourth Quarter 2017

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.4	100.0	100.0	100.0	100.0	100.0	$2,838	1.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.9	100.0	100.0	100.0	100.0	100.0	3,845	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,524	1.0	2
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	270,132	38.5	100.0	100.0	100.0	100.0	100.0	17,180	23.7	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	100.0	100.0	81.1	81.1	45,574	6.9	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9.3	84.7	84.7	92.1	100.0	100.0	24,353	16.8	8
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	14,136	19.5	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,874	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.4	100.0	100.0	100.0	100.0	100.0	1,796	2.5	3
Added to Same Store in 2017
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	9.7	89.6	89.6	89.6	90.7	93.9	12,613	3.5	8
Subtotal/Weighted Average				11	639,617	91.1%	97.3%	97.3%	98.1%	95.5%	95.8%	$125,733	78.9%	45

"Non Same Store" Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.7	100.0	100.0	100.0	100.0	100.0	$2,903	4.0	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.2	67.5	67.5	67.5	67.5	67.5	24,811	17.1	2
Subtotal/Weighted Average				3	62,936	8.9%	70.2%	70.2%	70.2%	70.2%	70.2%	$27,714	21.1%	3

Total / Weighted Average Retail Properties				14	702,553	100.0%	94.9%	94.9%	95.6%	93.2%	93.5%	$153,446	100.0%	48

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	85.9	88.0	91.9	94.0	93.1	$4,164	$14,242
400 East 57th Street (1)	41.0	Upper East Side	Fee Interest	1	290,482	259	92.3	92.3	93.1	89.2	88.9	3,527	11,671
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	96.8	94.4	93.7	92.9	91.3	3,488	5,624
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	99.0	100.0	88.5	100.0	96.9	3,987	4,863
Added to Same Store in 2017
Stonehenge Portfolio	Various		Fee Interest	10	1,439,016	1,536	94.1	92.6	94.2	93.2	91.0	3,596	72,474
Subtotal/Weighted Average				13	2,174,603	2,351	93.1%	92.3%	93.5%	93.2%	91.3%	$3,674	$108,874

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	42.9	42.9	39.3	39.3	39.3	$1,167	$641
605 West 42nd Street - "Sky"	20.0	Midtown West	Fee Interest	1	927,358	1,175	77.6	75.5	81.0	76.3	65.1	4,070	50,628
Subtotal/Weighted Average				2	954,358	1,203	76.8%	74.7%	80.0%	75.5%	64.5%	$4,033	$51,269

Total / Weighted Average Residential Properties				15	3,128,961	3,554	87.6%	86.4%	88.9%	87.2%	82.2%	$3,780	$160,144

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	33	Fourth Quarter 2017

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	38.1	77.6	69.0	66.8	66.1	58.3	$26,293	38.5	$377,543	34
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.5	17.0	17.0	26.6	26.6	26.6	231	0.6	7,753	8
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	8.9	—	—	—	41.4	49.9	—	—	103,613	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	4.6	100.0	100.0	100.0	100.0	100.0	2,100	5.6	68,752	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	7.4	100.0	100.0	—	—	2.9	33,190	44.2	360,859	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.1	—	—	—	—	—	—	—	74,782	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	80,797	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	37.3	58.2	56.6	50.1	50.1	50.1	16,360	10.9	336,046	7
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	0.2	6,885	1
Total / Weighted Average Development / Redevelopment Properties				12	930,499	100.0%	63.8%	60.0%	49.5%	52.9%	50.9%	$78,259	100.0%	$1,417,029	52

Land
635 Madison Avenue (2)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.
(2) Subject to a long-term, third party net operating lease.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed (1)		Contributions (2)		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	15.0	$331,490	$235,946	$244,598	$30,203	$332,966	$494,797	$355,535	$1,144,465	$45,254	$94,746	$3,310,000

Total Construction In Progress					$331,490	$235,946	$244,598	$30,203	$332,966	$494,797	$355,535	$1,144,465	$45,254	$94,746	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	34	Fourth Quarter 2017

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.2	17.0	17.0	26.6	26.6	26.6	$231	0.1	0.1	8
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,903	0.8	1.3	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	11.1	100.0	100.0	100.0	100.0	100.0	13,693	3.8	6.1	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	14,136	4.0	6.3	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,874	0.5	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,796	0.5	0.8	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				9	336,620	17.2%	91.2%	91.2%	91.9%	91.9%	91.9%	$34,718	9.7%	15.5%	28

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,838	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,845	1.1	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,524	0.4	0.3	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	89.6	89.6	89.6	90.7	93.9	12,613	3.5	1.1	8
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.5	100.0	100.0	—	—	2.9	33,190	9.3	7.4	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.1	100.0	100.0	100.0	81.1	81.1	45,574	12.8	2.2	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.3	84.7	84.7	92.1	100.0	100.0	24,353	6.8	5.5	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	67.5	67.5	67.5	67.5	67.5	24,811	6.9	5.6	2

Subtotal / Weighted Average				10	417,184	21.3%	91.4%	91.4%	76.0%	72.0%	73.0%	$148,748	41.7%	23.1%	29

Total / Weighted Average Prime Retail				19	753,804	38.6%	91.3%	91.3%	83.1%	80.9%	81.4%	$183,466	51.4%	38.6%	57

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.2	100.0	100.0	100.0	100.0	100.0	$3,205	0.9	1.4	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	86.8	86.8	86.8	100.0	100.0	2,491	0.7	1.0	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	100.0	4,705	1.3	2.1	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	85.6	68.4	68.4	68.4	59.0	2,633	0.7	1.2	5
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	473	0.1	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	100.0	3,456	1.0	1.5	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	75.4	52.6	34.1	34.1	1,639	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	560	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.3	96.5	96.5	100.0	89.1	86.0	4,160	1.2	1.9	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,279	0.6	1.0	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.1	100.0	100.0	100.0	56.5	65.5	5,444	1.5	2.4	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	1,923	0.5	0.9	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	858	0.2	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.4	100.0	100.0	100.0	100.0	100.0	9,770	2.7	4.4	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.8	100.0	100.0	100.0	100.0	100.0	22,871	6.4	10.3	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,133	0.9	1.4	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,573	1.0	1.6	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,921	0.8	1.3	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	100.0	100.0	96.8	100.0	100.0	2,710	0.8	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	0.9	100.0	100.0	100.0	100.0	100.0	4,201	1.2	1.9	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.6	100.0	100.0	100.0	100.0	100.0	3,596	1.0	0.8	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,585	1.8	3.0	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,779	0.8	1.2	6
1515 Broadway	70.0	Times Square	Fee Interest	1	185,956	9.5	100.0	100.0	95.3	89.5	89.5	32,783	9.2	10.3	9

Subtotal / Weighted Average				25	870,765	44.6%	98.7%	98.0%	96.8%	93.0%	92.9%	$129,032	36.1%	52.1%	127

Supplemental Information	35	Fourth Quarter 2017

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165		3.8	100.0	100.0	100.0	100.0	100.0	$20,325	5.7	4.5	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.0	100.0	100.0	100.0	100.0	100.0	3,469	1.0	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.0	96.6	96.6	96.6	97.7	97.7	3,507	1.0	0.9	5
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461		0.2	100.0	100.0	100.0	100.0	100.0	499	0.1	0.1	5
55 West 46th Street - Tower 46	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.0	100.0	100.0	100.0	100.0	100.0	3,641	1.0	0.8	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.4	12.5	12.5	12.5	12.5	12.5	893	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.7	100.0	100.0	100.0	100.0	100.0	5,388	1.5	1.2	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,933	0.5	0.5	2
Worldwide Plaza	24.4	Westside	Fee Interest	1	10,592	(1)	0.5	100.0	N/A	N/A	N/A	N/A	1,342	0.4	0.1	8
Stonehenge Portfolio	Various		Fee Interest	4	28,941		1.5	91.4	100.0	100.0	100.0	100.0	3,311	0.9	—	11

Subtotal / Weighted Average				14	329,465		16.9%	91.9%	91.9%	91.9%	92.1%	92.1%	$44,518	12.5%	9.4%	53

Total / Weighted Average Other Retail				39	1,200,230		61.4%	96.7%	96.3%	95.5%	92.8%	92.7%	$173,550	48.6%	61.4%	180

Retail Grand Total / Weighted Average				58	1,954,034		100.0%	94.7%	94.4%	90.7%	88.2%	88.3%	$357,016	100.0%		237
Retail Grand Total - SLG share of Annualized Rent													$223,074		100.0%

(1) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	36	Fourth Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	2.0	74.0	66.6	73.3	91.0	92.0	$9,076	1.7	1.5	22
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	5.7	99.6	99.6	99.3	98.4	99.9	41,455	7.6	6.8	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	2.0	100.0	100.0	100.0	100.0	100.0	15,793	2.9	2.6	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	1.9	96.6	99.9	99.9	99.9	99.9	18,245	3.3	3.0	9
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	8.9	99.9	99.9	99.9	99.9	99.9	41,999	7.7	6.9	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	1.5	67.8	68.3	72.8	72.8	76.6	15,124	2.8	2.5	11
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	5.3	98.8	98.8	98.8	98.8	98.8	61,527	11.3	10.2	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	1.0	100.0	100.0	100.0	100.0	100.0	9,343	1.7	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1.5	100.0	100.0	100.0	100.0	100.0	14,269	2.6	2.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	4.9	86.2	90.7	88.7	92.2	92.2	30,998	5.7	5.1	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	7.3	98.8	98.1	98.0	98.8	99.0	48,691	8.9	8.0	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	6.5	97.9	96.8	94.6	93.6	93.6	48,572	8.9	8.0	50
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	13.7	100.0	100.0	100.0	100.0	100.0	98,501		8.3	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	10.0	98.1	98.1	99.0	99.0	99.0	94,475	17.3	15.6	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	5.3	90.0	88.0	88.6	90.2	87.9	41,108	7.5	6.8	34
Added to Same Store in 2017
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	2.1	76.5	73.4	72.9	70.3	69.3	11,607		1.7	58
Subtotal / Weighted Average				16	8,463,245	79.7%	95.9%	95.7%	95.7%	96.4%	96.4%	$600,783	90.0%	91.0%	335

Total / Weighted Average Manhattan Consolidated Properties				16	8,463,245	79.7%	95.9%	95.7%	95.7%	96.4%	96.4%	$600,783	90.0%		335
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$551,358		91.0%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,928	0.4	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	65.4	63.5	63.5	61.3	61.3	1,596	0.3	0.3	7
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	58.4	58.4	58.4	58.4	52.2	1,071	0.2	0.2	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	67.3	51.2	51.2	68.8	85.8	1,167	0.2	0.2	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	96.6	96.6	96.6	96.6	91.3	2,131	0.4	0.4	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.8	62.8	68.7	68.7	56.7	56.7	1,853	0.3	0.3	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	1.7	67.3	66.7	66.7	60.3	49.5	2,285	0.4	0.4	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	2.4	92.2	92.2	79.4	66.0	66.0	5,872	1.1	1.0	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	2.3	87.5	87.5	95.8	95.8	95.8	5,508	1.0	0.9	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	2.1	100.0	100.0	100.0	97.8	97.8	6,032	1.1	1.0	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	3.6	99.3	99.3	98.4	98.4	98.4	14,990	2.7	2.5	22
Westchester, New York Subtotal / Weighted Average				11	1,825,000	17.2%	85.3%	84.6%	83.8%	81.2%	80.4%	$44,433	8.1%	7.3%	98

"Same Store" Connecticut
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1.7	80.9	67.9	67.9	66.5	66.5	$5,527	1.0	0.9	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1.4	94.6	92.1	92.1	88.1	91.3	4,613	0.8	0.8	27
Connecticut Subtotal/Weighted Average				2	325,400	3.1%	87.0%	78.6%	78.6%	76.0%	77.4%	$10,140	1.9%	1.7%	48

Total / Weighted Average Suburban Consolidated Properties				13	2,150,400	20.3%	85.5%	83.7%	83.0%	80.4%	80.0%	$54,574	10.0%		146
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$54,574		9.0%

Reckson Operating Properties Grand Total / Weighted Average				29	10,613,645	100.0%	93.8%	93.3%	93.2%	93.1%	93.1%	$655,358	100.0%		481
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$605,932		100.0%
Reckson Operating Properties Same Store Occupancy %					10,613,645	100.0%	93.8%	93.3%	93.2%	93.1%	93.1%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	37	Fourth Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.3	100.0	100.0	100.0	100.0	100.0	$2,903	7.5	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	16.4	89.6	89.6	89.6	90.7	93.9	12,613	6.5	8
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	270,132	64.8	100.0	100.0	100.0	100.0	100.0	17,180	44.6	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.1	100.0	100.0	100.0	100.0	100.0	14,136	36.7	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	12.5	100.0	100.0	100.0	100.0	100.0	1,796	4.7	3
Total Retail Properties				6	416,816	100.0%	98.3%	98.3%	98.3%	98.5%	99.0%	$48,628	100.0%	23

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership				Useable	Total	Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership		Sq. Feet	Units	Dec-17	Sep-17	Jun-17	Mar-17	Dec-16	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	222,855	333	85.9	88.0	91.9	94.0	93.1	$14,242	$4,164	286
Total Residential Properties				1	222,855	333	85.9%	88.0%	91.9%	94.0%	93.1%	$14,242	$4,164	286

(1) Calculated based on occupied units

Supplemental Information	38	Fourth Quarter 2017

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

							% of
						SLG Share of	SLG Share of
		Lease	Total Rentable	Annualized		Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent		Cash Rent ($)	Cash Rent (3)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2019, 2020 & 2037	2,415,247	$150,123	(2)	$119,140	8.0%	$62.16	A
Viacom International, Inc.	1515 Broadway	2028 & 2031	1,479,390	92,527		64,769	4.4%	62.54	BBB-
Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	30,052		30,052	2.0%	77.70	A-
Sony Corporation	11 Madison Avenue	2031	578,791	43,870		26,322	1.8%	75.80	BBB
Penguin Random House, Inc.	1745 Broadway	2020 & 2033	644,598	45,633		25,952	1.8%	70.79	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	577,438	46,852		23,894	1.6%	81.14
The City of New York	100 Church Street & 420 Lexington Avenue	2030 & 2034	513,145	18,347		18,347	1.2%	35.75	Aa2
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	18,146		18,146	1.2%	53.50
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,493		17,493	1.2%	53.18	Aa2
Nike Retail Services, Inc.	650 Fifth Avenue	2033	69,214	33,190		16,595	1.1%	479.53	AA-
News America Incorporated	1185 Avenue of the Americas	2020	165,086	16,398		16,398	1.1%	99.33	BBB+
Giorgio Armani Corporation	717 Fifth Avenue, 752-760 Madison Avenue & 762 Madison Avenue	2022 & 2024	69,328	33,247		16,397	1.1%	479.56
King & Spalding	1185 Avenue of the Americas	2025	159,943	15,714		15,714	1.1%	98.25
C.B.S. Broadcasting, Inc.	555 West 57th Street & Worldwide Plaza	2023 & 2027	371,125	17,029		15,459	1.0%	45.88	BBB
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street & 1055 Washington Blvd.	2028 & 2032	254,914	15,348		15,348	1.0%	60.21	BBB+
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	15,091		15,091	1.0%	83.12	BBB-
Cravath, Swaine & Moore LLP	Worldwide Plaza	2024	617,134	61,226		14,909	1.0%	99.21
National Hockey League	1185 Avenue of the Americas	2022	148,217	14,907		14,907	1.0%	100.58
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,896		13,291	0.9%	78.69
Nomura Holding America Inc.	810 Seventh Avenue, Worldwide Plaza & 1100 King Street Blgd 5	2026, 2028 & 2033	888,762	43,263		12,429	0.8%	48.68	A-
Infor (USA) Inc.	635 Sixth Avenue & 641 Sixth Avenue	2022, 2025, 2026 & 2027	149,119	12,057		12,057	0.8%	80.85
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,666		11,666	0.8%	65.97	AA
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,457		11,457	0.8%	69.53
Prada USA Corp	724 Fifth Avenue	2028	20,760	21,332		10,666	0.7%	1,027.57
Yelp, Inc.	11 Madison Avenue	2025	191,797	16,647		9,988	0.7%	86.79
EisnerAmper, LLP	750 Third Avenue	2020	152,961	9,971		9,971	0.7%	65.19
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,863		9,620	0.6%	71.67
Newmark & Company Real Estate Inc.	125 Park Avenue & 110 East 42nd Street	2031	162,804	9,271		9,271	0.6%	56.94	BBB-
HF Management Services LLC	100 Church Street	2032	230,394	8,526		8,526	0.6%	37.00
KPMG LLP	1350 Avenue of the Americas	2026	112,061	8,385		8,385	0.6%	74.82

Total			12,028,236	$873,527	(2)	$612,260	41.2%	$72.62

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $70.40 and total PSF annualized rent for the largest tenants would be $74.28.

(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Land properties.

Supplemental Information	39	Fourth Quarter 2017

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	0.1%
Business Services	2.5%	—%
Financial Services	32.0%	33.1%
Government / Non Profit	3.1%	2.9%
Legal	8.0%	13.5%
Manufacturing	2.3%	8.2%
Medical	2.3%	1.9%
Other	6.3%	3.3%
Professional Services	6.7%	12.0%
Retail	10.7%	0.8%

TAMI
Technology	1.8%	9.2%
Advertising	4.1%	1.0%
Media	15.5%	14.0%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	40	Fourth Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/17			1,496,409

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	1	3,976	4,052	$75.66
	30 East 40th Street	1	1,215	1,215	66.13
	110 East 42nd Street	1	8,536	8,770	58.00
	110 Greene Street	4	12,352	9,336	78.61
	420 Lexington Avenue	11	34,347	43,920	60.39
	461 Fifth Avenue	1	6,639	7,134	106.28
	485 Lexington Avenue	1	13,703	14,078	78.00
	600 Lexington Avenue	1	8,607	8,321	103.96
	609 Fifth Avenue	1	917	977	85.68
	711 Third Avenue	2	29,534	31,885	58.81
	800 Third Avenue	3	19,796	19,222	68.12
	1350 Avenue of the Americas	1	4,482	4,587	89.90
	World Wide Plaza	1	30,341	30,518	70.03
	Total/Weighted Average	29	174,445	184,015	$69.67

Retail
	11 Madison	2	881	780	$80.29
	Total/Weighted Average	2	881	780	$80.29

Storage
	110 Greene Street	1	422	422	$75.36
	420 Lexington Avenue	1	183	201	21.22
	800 Third Avenue	1	1,800	362	25.00
	Total/Weighted Average	3	2,405	985	$45.80

	Total Space which became available during the quarter
	Office	29	174,445	184,015	$69.67
	Retail	2	881	780	$80.29
	Storage	3	2,405	985	$45.80
		34	177,731	185,780	$69.59

	Total Available Space		1,674,140

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	41	Fourth Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,674,140

Office
	3 Columbus Circle	1	5.1	3,057	3,057	$85.00	$87.17	$—	1.0
	100 Park Avenue	2	2.8	34,129	37,823	68.00	—	66.29	—
	110 East 42nd Street	3	10.0	24,608	25,280	60.95	50.22	88.57	5.2
	110 Greene Street	6	5.2	19,201	20,611	71.23	55.58	21.72	2.4
	220 East 42nd Street	1	30.7	24,639	28,939	66.25	30.02	11.74	—
	420 Lexington Avenue	4	4.2	7,123	9,491	62.43	54.72	11.01	0.9
	600 Lexington Avenue	2	3.3	17,214	17,214	77.70	79.53	55.64	1.5
	711 Third Avenue	1	5.3	5,986	6,516	59.00	—	106.94	3.0
	750 Third Avenue	1	3.5	5,104	5,480	66.00	61.98	27.44	1.0
	810 Seventh Avenue	1	10.6	7,773	8,686	62.00	57.40	102.39	5.0
	1350 Avenue of the Americas	3	13.4	15,781	16,063	89.78	59.61	95.81	8.4
	Total/Weighted Average	25	10.2	164,615	179,160	$69.29	$53.46	$55.10	2.4

Retail
	11 Madison Avenue	2	10.3	881	703	$139.97	$89.09	$14.22	4.0
	220 East 42nd Street	1	10.6	4,503	4,937	103.00	—	6.49	7.0
	Total/Weighted Average	3	10.5	5,384	5,640	$107.61	$89.09	$7.45	6.6

Storage
	110 Greene Street	1	5.0	422	422	$80.00	$75.36	$—	—
	220 East 42nd Street	1	10.6	1,481	1,481	25.00	—	6.49	7.0
	Total/Weighted Average	2	9.3	1,903	1,903	$37.20	$75.36	$5.05	5.4

Leased Space
	Office (3)	25	10.2	164,615	179,160	$69.29	$53.46	$55.10	2.4
	Retail	3	10.5	5,384	5,640	$107.61	$89.09	$7.45	6.6
	Storage	2	9.3	1,903	1,903	$37.20	$75.36	$5.05	5.4
	Total	30	10.2	171,902	186,703	$70.12	$53.75	$53.15	2.5

Total Available Space as of 12/31/17				1,502,238

Early Renewals
Office
	30 East 40th Street	1	3.0	611	722	$62.00	$54.74	$—	$—
	110 Greene Street	1	6.2	2,393	2,393	88.10	76.65	—	—
	420 Lexington Avenue	11	6.3	33,253	46,827	77.63	65.73	7.38	3.4
	461 Fifth Avenue	1	10.0	3,898	4,051	96.00	90.20	18.82	4.0
	485 Lexington Avenue	1	0.9	12,499	12,790	76.43	76.43	—	—
	711 Third Avenue	1	1.6	27,955	30,035	70.22	70.22	—	—
	Total/Weighted Average	16	4.2	80,609	96,818	$76.09	$69.75	$4.36	1.8

Retail
	125 Park Avenue	1	5.0	1,050	1,277	$154.82	$138.76	$—	—
	Total/Weighted Average	1	5.0	1,050	1,277	$154.82	$138.76	$—	—

Storage
	420 Lexington Avenue
	Total/Weighted Average	1	5.6	494	526	$27.00	$28.35	$—	7.0
		1	5.6	494	526	$27.00	$28.35	$—	7.0
Renewals
	Early Renewals Office	16	4.2	80,609	96,818	$76.09	$69.75	$4.36	1.8
	Early Renewals Retail	1	5.0	1,050	1,277	$154.82	$138.76	$—	—
	Early Renewals Storage	1	5.6	494	526	$27.00	$28.35	$—	7.0
	Total	18	4.3	82,153	98,621	$76.84	$70.42	$4.28	1.8

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $70.21/rsf for 120,566 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $72.83/rsf for 217,384 rentable SF.

Supplemental Information	42	Fourth Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/17			856,316

Less: Sold Vacancies			(148,331)

Space which became available during the Quarter (2):
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	1,360	1,360	$25.58
	360 Hamilton Avenue, White Plains, New York	1	10,507	10,507	28.45
	1 Landmark Square, Stamford, Connecticut	3	11,642	11,440	42.08
	4 Landmark Square, Stamford, Connecticut	1	1,165	1,165	34.00
	1055 Washington Boulevard, Stamford, Connecticut	1	1,969	1,969	40.00
	Jericho Plaza, Jericho, New York	2	8,650	8,650	37.14
	Total/Weighted Average	9	35,293	35,091	$35.76

Retail
	1 Landmark Square, Stamford, Connecticut	1	1,000	1,000	$45.65
		1	1,000	1,000	$45.65

Storage
	2 Landmark Square, Stamford, Connecticut	1	100	100	$15.00
	5 Landmark Square, Stamford, Connecticut	1	125	125	15.00
	Jericho Plaza, Jericho, New York	1	752	752	13.00
	Total/Weighted Average	3	977	977	$13.46

	Total Space which became available during the Quarter
	Office	9	35,293	35,091	$35.76
	Retail	1	1,000	1,000	$45.65
	Storage	3	977	977	$13.46
		13	37,270	37,068	$35.44

	Total Available Space		745,255

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	43	Fourth Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				745,255

Office
	1100 King Street - 2 Int'l Drive, Rye Brook, New York	2	4.2	1,689	1,689	$26.00	$—	$—	2.0
	115-117 Stevens Avenue, Valhalla, New York	1	2.7	900	911	24.00	—	9.23	—
	360 Hamilton Avenue, White Plains, New York	1	5.3	10,497	7,774	38.00	28.45	15.00	3.0
	1 Landmark Square, Stamford, Connecticut	8	5.1	28,707	28,707	41.09	44.38	26.76	3.5
	2 Landmark Square, Stamford, Connecticut	1	7.0	5,189	5,189	30.75	—	45.32	3.0
	1010 Washington Boulevard, Stamford, Connecticut	1	5.4	3,591	4,899	34.00	—	35.00	5.0
	1055 Washington Boulevard, Stamford, Connecticut	2	10.2	25,769	25,769	34.32	40.00	53.24	11.1
	Jericho Plaza, Jericho, New York	3	6.9	11,437	11,437	33.72	35.28	—	5.6
	Total/Weighted Average	19	7.0	87,779	86,375	$36.32	$37.38	$30.93	6.0

Storage
	2 Landmark Square, Stamford, Connecticut	1	10	100	100	$15.00	$15.00	$—	—
	5 Landmark Square, Stamford, Connecticut	1	2.6	100	100	15.00	—	—	—
	Jericho Plaza, Jericho, New York	3	—	1,604	1,604	13.58	13.58	—	—
	Total/Weighted Average	5	0.7	1,804	1,804	$13.74	$13.66	$—	—
			.
Leased Space
	Office (3)	19	7.0	87,779	86,375	$36.32	$37.38	$30.93	6.0
	Storage	5	0.7	1,804	1,804	$13.74	$13.66	$—	—
	Total	24	6.8	89,583	88,179	$35.85	$35.92	$30.30	5.9

Total Available Space as of 12/31/17				655,672

Early Renewals
Office
	115-117 Stevens Avenue, Valhalla, New York	1	1.5	2,177	2,177	$25.00	$24.00	$—	—
	100 Summit Lake Drive, Valhalla, New York	1	5.0	32,599	32,599	30.00	27.81	20.03	—
	360 Hamilton Avenue, White Plains, New York	2	2.5	18,879	18,879	40.00	39.05	7.72	1.5
	1 Landmark Square, Stamford, Connecticut	1	5.4	5,217	5,219	46.50	48.43	10.00	6.0
	3 Landmark Square, Stamford, Connecticut	2	3.2	2,772	2,772	32.19	31.98	3.07	1.8
	Jericho Plaza, Jericho, New York	1	5.3	8,669	9,176	33.00	52.47	15.00	3.0
	Total/Weighted Average	8	4.2	70,313	70,822	$34.20	$35.57	$14.08	1.3

Storage
	360 Hamilton Avenue, White Plains, New York	1	5.3	303	303	$15.00	$15.00	$—	—
	Jericho Plaza, Jericho, New York	1	5.3	500	500	24.53	24.53	—	—
	Total/Weighted Average	2	5.3	803	803	$20.93	$20.93	$—	—

Renewals
	Early Renewals Office	8	4.2	70,313	70,822	$34.20	$35.57	$14.08	1.3
	Early Renewals Storage	2	5.3	803	803	$20.93	$20.93	$—	—
	Total	10	4.2	71,116	71,625	$34.05	$35.40	$13.92	1.3

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $37.88/rsf for 25,866 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $35.19/rsf 96,688 rentable SF.

Supplemental Information	44	Fourth Quarter 2017

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2017 (1)	9	10,006	0.07%	$460,049	$45.98	$50.24	2	9,390	0.09%	$838,610	$89.31	$86.81

1st Quarter 2018	19	175,633	1.28%	$19,756,616	$112.49	$147.33	4	32,921	0.32%	$3,149,806	$95.68	$88.74
2nd Quarter 2018	12	22,359	0.16%	1,157,748	51.78	49.77	4	17,004	0.17%	1,326,190	77.99	72.98
3rd Quarter 2018	15	205,231	1.49%	14,262,717	69.50	72.89	6	34,434	0.34%	3,115,836	90.49	71.64
4th Quarter 2018	26	127,928	0.93%	10,383,082	81.16	80.69	10	85,572	0.83%	9,956,499	116.35	84.55

Total 2018	72	531,151	3.87%	$45,560,163	$85.78	$98.41	24	169,931	1.65%	$17,548,331	$103.27	$81.59

2019	82	1,044,922	7.61%	$76,410,441	$73.13	$70.38	26	441,261	4.30%	$35,603,350	$80.69	$84.85
2020	98	2,328,968	16.95%	154,071,400	66.15	70.50	23	311,702	3.03%	20,180,982	64.74	70.73
2021	98	1,786,589	13.01%	116,415,234	65.16	67.50	29	369,113	3.59%	24,084,040	65.25	74.12
2022	100	1,143,613	8.32%	76,759,862	67.12	75.58	31	289,323	2.82%	24,224,560	83.73	86.48
2023	48	832,935	6.06%	49,899,730	59.91	64.56	15	468,914	4.57%	37,810,443	80.63	77.77
2024	31	278,486	2.03%	19,641,171	70.53	74.41	17	990,382	9.64%	95,723,469	96.65	86.24
2025	32	550,101	4.00%	54,587,969	99.23	95.42	16	591,141	5.76%	45,575,954	77.10	81.52
2026	29	799,693	5.82%	51,742,849	64.70	68.62	15	432,478	4.21%	43,371,726	100.29	109.34
Thereafter	112	4,430,805	32.25%	260,536,204	58.80	65.81	48	6,197,422	60.34%	419,550,447	67.70	83.66
	711	13,737,269	100.00%	$906,085,072	$65.96	$70.68	246	10,271,057	100.00%	$764,511,912	$74.43	$83.96

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to December 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	45	Fourth Quarter 2017

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2017 (1)	14	53,994	2.20%	$2,309,173	$42.77	$38.00	3	19,684	4.50%	$771,937	$39.22	$35.61

1st Quarter 2018	14	55,557	2.27%	$1,753,503	$31.56	$30.49	—	—	—%	$—	$—	$—
2nd Quarter 2018	6	31,525	1.29%	981,528	31.13	32.05	—	—	—%	—	—	—
3rd Quarter 2018	10	49,044	2.00%	1,672,657	34.11	34.13	—	—	—%	—	—	—
4th Quarter 2018	9	68,782	2.81%	2,243,941	32.62	36.31	—	—	—%	—	—	—

Total 2018	39	204,908	8.37%	$6,651,629	$32.46	$33.55	—	—	—%	$—	$—	$—

2019	37	395,568	16.15%	$11,387,110	$28.79	$29.12	8	39,354	9.00%	$1,322,125	$33.60	$36.00
2020	46	284,734	11.63%	9,905,255	34.79	35.64	5	47,964	10.96%	1,837,847	38.32	35.67
2021	32	296,334	12.10%	9,716,915	32.79	32.85	5	104,296	23.84%	4,001,316	38.36	36.00
2022	28	124,214	5.07%	4,579,117	36.86	39.02	2	18,012	4.12%	658,428	36.55	36.00
2023	24	193,443	7.90%	6,604,408	34.14	33.29	3	52,010	11.89%	1,956,588	37.62	35.80
2024	6	113,413	4.63%	3,220,430	28.40	28.46	2	52,707	12.05%	1,860,324	35.30	36.00
2025	10	109,013	4.45%	3,434,309	31.50	33.51	1	1,729	0.40%	59,040	34.15	36.00
2026	15	284,252	11.61%	9,523,950	33.51	33.18	4	88,854	20.31%	3,009,736	33.87	35.96
Thereafter	21	389,273	15.89%	10,526,113	27.04	27.96	1	12,862	2.93%	417,546	32.46	36.00
	272	2,449,146	100.00%	$77,858,409	$31.79	$32.18	34	437,472	100.00%	$15,894,888	$36.33	$35.91

	(1) Includes month to month holdover tenants that expired prior to December 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	46	Fourth Quarter 2017

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2017 (1)	2	2,527	0.80%	$121,152	$47.94	$489.83	1	5,805	1.52%	$202,140	$34.82	$163.38
2018	6	6,549	2.07%	573,851	87.62	105.56	2	27,932	7.30%	1,977,365	70.79	75.46
2019	2	1,600	0.51%	40,828	25.52	26.79	3	6,790	1.77%	69,942	10.30	10.82
2020	2	6,601	2.09%	851,848	129.05	222.74	3	25,424	6.64%	5,580,140	219.48	226.48
2021	1	108,148	34.24%	7,354,818	68.01	70.00	2	16,911	4.42%	3,903,706	230.84	134.85
2022	1	1,366	0.43%	226,404	165.74	299.00	2	50,808	13.27%	22,291,324	438.74	510.78
2023	1	6,476	2.05%	715,494	110.48	125.00	3	12,331	3.22%	2,058,888	166.97	238.67
2024	5	76,039	24.08%	16,962,051	223.07	228.3	1	7,793	2.04%	4,899,372	628.69	898.00
2025	3	33,944	10.75%	897,611	26.44	24.15	3	16,143	4.22%	1,243,584	77.04	70.43
2026	—	5,218	1.65%	2,903,400	556.42	537.00	3	69,206	18.08%	25,247,240	364.81	372.53
Thereafter	4	67,371	21.33%	4,071,477	60.43	84.22	6	143,735	37.54%	81,273,167	565.44	575.05
	27	315,839	100.00%	$34,718,934	$109.93	$123.12	29	382,878	100.00%	$148,746,868	$388.50	$409.10
Vacancy (5)		22,503				233.63		38,297				100.82
		338,342				$130.47		421,175				$381.07

Other Retail
2017 (1)	—	—	—%	$—	$—	$—	1	120	0.04%	$21,000	$175.00	$175.00
2018	6	58,743	6.79%	11,516,580	196.05	316.12	3	4,381	1.45%	575,892	131.45	155.61
2019	5	56,212	6.49%	5,079,732	90.37	124.56	2	7,400	2.45%	1,220,123	164.88	199.35
2020	8	26,155	3.02%	5,633,706	215.40	316.95	2	32,390	10.71%	1,477,063	45.60	34.62
2021	12	24,579	2.84%	2,855,991	116.20	163.27	4	5,185	1.71%	419,178	80.84	90.51
2022	14	130,693	15.10%	17,218,063	131.74	177.18	7	14,422	4.77%	1,959,079	135.84	167.01
2023	6	39,983	4.62%	5,656,438	141.47	153.94	4	15,851	5.24%	2,071,037	130.66	123.70
2024	8	29,730	3.43%	7,114,272	239.30	223.48	5	14,543	4.81%	1,320,431	90.79	87.59
2025	12	36,389	4.20%	13,174,768	362.05	393.01	—	—	—%	—	—	—
2026	7	30,437	3.52%	10,158,821	333.77	324.93	5	29,780	9.84%	5,042,216	169.32	188.65
Thereafter	49	432,830	49.99%	50,623,674	116.96	125.89	20	178,496	58.99%	30,411,995	170.38	176.24
	127	865,751	100.00%	$129,032,045	$149.04	$176.16	53	302,568	100.00%	$44,518,014	$147.13	$153.65
Vacancy (5)		8,955				302.88		26,741				63.05
		874,706				$177.46		329,309				$146.29

	(1) Includes month to month holdover tenants that expired prior to December 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	47	Fourth Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2017
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	95.3
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	86.2
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	93.4
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	—
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	60.7
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	96.6
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	98.8
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	68.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	90.2
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	67.8
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		68.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	95.0
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	97.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Fee Interest	674,000	520,000	100.0	100.0
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.6
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	90.7
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	90.2
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	—
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	74.0
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	93.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	77.6
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	76.5
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	91.4
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	90.7
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	98.5
					43,133,923	$23,424,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	48	Fourth Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114

Supplemental Information	49	Fourth Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2017
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	88.8
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	85.3
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	70.3
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	94.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	50	Fourth Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2017
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	Two Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	91.1
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	67.5
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	90.3
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	84.7
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	99.0
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	89.6
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	93.6
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	100.0
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	—
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	58.2
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	94.1
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	100.0
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	42.9
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	75.5
					936,458	$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	51	Fourth Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	52	Fourth Quarter 2017

EXECUTIVE MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Chief Operating Officer

Marc Holliday	Neil H. Kessner
Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	David M. Schonbraun
Co-Chief Investment Officer
Matthew J. DiLiberto
Chief Financial Officer	Isaac Zion
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	53	Fourth Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	54	Fourth Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

Net income attributable to SL Green common stockholders	$27,982	$44,016	$86,424	$234,946
Add:
Depreciation and amortization	84,404	104,026	403,320	821,041
Joint venture depreciation and noncontrolling interest adjustments	29,397	27,662	102,334	69,853
Net income (loss) attributable to noncontrolling interests	3,766	3,364	(11,706)	17,780
Less:
Gain on sale of real estate, net	76,497	27,366	73,241	238,116
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	421	16,166	44,009
Depreciable real estate reserve	(93,184)	—	(178,520)	(10,387)
Depreciation on non-rental real estate assets	554	522	2,191	2,027
FFO attributable to SL Green common stockholders and noncontrolling interests	$161,682	$150,759	$667,294	$869,855

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016

Net income	$38,335	$45,795	$16,015	$924	$53,970
Interest expense, net of interest income	60,933	65,634	64,856	65,622	64,873
Amortization of deferred financing costs	4,297	4,008	3,432	4,761	4,384
Income taxes	1,432	77	2,201	559	1,707
Depreciation and amortization	84,404	91,728	133,054	94,134	104,026
Gain on sale of marketable securities	—	—	—	(3,262)	—
Loss (gain) on sale of real estate	(76,497)	—	3,823	(567)	(27,366)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(1,030)	(13,089)	(2,047)	(421)
Depreciable real estate reserve	93,184	—	29,064	56,272	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	66,652	58,096	56,612	54,545	60,693
EBITDAre	$272,740	$264,308	$295,968	$270,941	$261,866

Supplemental Information	55	Fourth Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016

Net income	$38,335	$53,970	$101,069	$278,911
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(421)	(16,166)	(44,009)
Gain on sale of real estate, net	(76,497)	(27,366)	(73,241)	(238,116)
Depreciable real estate reserves	93,184	—	178,520	10,387
(Gain) loss on sale of marketable securities	—	—	(3,262)	83
Depreciation and amortization	84,404	104,026	403,320	821,041
Interest expense, net of interest income	60,933	64,873	257,045	321,199
Amortization of deferred financing costs	4,297	4,384	16,498	24,564
Operating income	204,656	199,466	863,783	1,174,060

Equity in net (income) loss from unconsolidated joint ventures	(7,788)	95	(21,892)	(11,874)
Marketing, general and administrative expense	28,136	25,785	100,498	99,759
Transaction related costs, net	(2,199)	1,541	(1,834)	7,528
Investment income	(45,130)	(38,661)	(193,871)	(213,008)
Non-building revenue	(4,522)	1,061	(23,781)	(4,937)
Net operating income (NOI)	173,153	189,287	722,903	1,051,528

Equity in net income (loss) from unconsolidated joint ventures	7,788	(95)	21,892	11,874
SLG share of unconsolidated JV depreciation and amortization	35,136	30,018	126,456	83,346
SLG share of unconsolidated JV interest expense, net of interest income	28,692	22,296	96,554	72,015
SLG share of unconsolidated JV amortization of deferred financing costs	1,696	2,471	8,220	8,309
SLG share of unconsolidated JV loss on early extinguishment of debt	131	—	3,950	972
SLG share of unconsolidated JV transaction related costs	—	97	110	3,116
SLG share of unconsolidated JV investment income	(4,438)	(4,550)	(16,777)	(16,250)
SLG share of unconsolidated JV non-building revenue	(2,005)	(3,852)	(4,989)	(7,179)
NOI including SLG share of unconsolidated JVs	240,153	235,672	958,319	1,207,731

NOI from other properties/affiliates	(50,128)	(44,248)	(216,513)	(466,762)
Same-Store NOI	190,025	191,424	741,806	740,969

Ground lease straight-line adjustment	524	531	2,096	2,312

Straight-line and free rent	(4,244)	(7,061)	(25,276)	(30,231)
Rental income - FAS 141	(4,318)	(4,035)	(17,144)	(19,802)
Joint Venture straight-line and free rent	(2,538)	(3,560)	(10,195)	(15,517)
Joint Venture rental income - FAS 141	(608)	(411)	(1,852)	(1,723)
Same-store cash NOI	$178,841	$176,888	$689,435	$676,008

Supplemental Information	56	Fourth Quarter 2017

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	57	Fourth Quarter 2017